PROSPECTUS

                                       for

                       AUL American Individual Unit Trust
                         AUL American Series Fund, Inc.


                                Dated May 1, 2002



                                  Sponsored by:
                    American United Life Insurance Company(R)
                                  P.O. Box 7127
                        Indianapolis, Indiana 46209-7127


                                     AUL

                                   Prospectus
                       AUL American Individual Unit Trust
                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                   Offered By
                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282
                                 (317) 285-1877
                        Variable Products Service Office:
                 P.O. Box 7127, Indianapolis, Indiana 46209-7127
                                 (800) 863-9354





     This Prospectus describes individual variable annuity contracts (the "Contracts") offered by American United Life Insurance Company(R) ("AUL" or the "Company"). AUL designed the Contracts for use in connection with non-tax qualified retirement plans and deferred compensation plans for individuals ("Non-Qualified Plans"). Contract Owners may also use the Contracts in connection with retirement plans that meet the requirements of Sections 401, 403(b), 408, 408A, or 457 of the Internal Revenue Code.

     This Prospectus describes two variations of Contracts: Contracts for which Premiums may vary in amount and frequency, subject to certain limitations
("Flexible Premium Contracts"), and Contracts for which Premiums may vary in amount and frequency only in the first Contract Year ("One Year Flexible Premium Contracts"). Both Contracts provide for the accumulation of values on either a variable basis, a fixed basis, or both. The Contracts also provide several options for fixed annuity payments to begin on a future date.

     A Contract Owner may allocate Premiums designated to accumulate on a variable basis to one or more of the Investment Accounts of a separate account of AUL. The separate account is named the AUL American Individual Unit Trust (the "Variable Account"). Each Investment Account of the Variable Account invests in shares of one of the following mutual fund portfolios:

OneAmerica Asset Director                    Fidelity VIP Contrafund(R)
OneAmerica Investment Grade Bond             Fidelity VIP Equity-Income
OneAmerica Money Market                      Fidelity VIP Growth
OneAmerica Tactical Asset Allocation         Fidelity VIP High Income
OneAmerica Value                             Fidelity VIP Index 500
Alger American Growth                        Fidelity VIP Overseas
American Century VP Capital Appreciation     PBHG Growth II
American Century VP International            PBHG Technology & Communications
Calvert Social Mid Cap Growth                T. Rowe Price Equity Income
Fidelity VIP Asset Manager

     Premiums allocated to an Investment Account of the Variable Account will increase or decrease in dollar value depending on the investment performance of the corresponding mutual fund portfolio in which the Investment Account invests. These amounts are not guaranteed. In the alternative, a Contract Owner may allocate Premiums to AUL's Fixed Account. Such allocations will earn interest at rates that are paid by AUL as described in "The Fixed Account."

     This Prospectus concisely sets forth information about the Contracts and the Variable Account that a prospective investor should know before investing. Certain additional information is contained in a "Statement of Additional Information," dated May 1, 2002, which has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information is incorporated by reference into this Prospectus. A prospective investor may obtain a copy of the Statement of Additional Information without charge by calling or writing to AUL at the telephone number or address indicated above. A postage pre-paid envelope is provided for this purpose. The table of contents of the Statement of Additional Information is located at the end of this Prospectus.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense.

     This prospectus should be accompanied by the current prospectuses for the fund or funds being considered. Each of these prospectuses should be read carefully and retained for future reference.

                   The date of this Prospectus is May 1, 2002.

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                                      2

                                TABLE OF CONTENTS
Description                                                Page
-----------                                                ----

DEFINITIONS.............................................      4

SUMMARY.................................................      6
  Purpose of the Contracts..............................      6
  Types of Contracts....................................      6
  The Variable Account and the Funds....................      6
  Fixed Account.........................................      7
  Premiums..............................................      7
  Transfers.............................................      7
  Withdrawals...........................................      7
  The Death Benefit.....................................      7
  Charges...............................................      7
  Free Look Period......................................      7
  Dollar Cost Averaging.................................      7
  Contacting AUL........................................      8

EXPENSE TABLE...........................................      8

CONDENSED FINANCIAL INFORMATION.........................     12

PERFORMANCE OF THE INVESTMENT
ACCOUNTS................................................     14

INFORMATION ABOUT AUL, THE VARIABLE
ACCOUNT, AND THE FUNDS..................................     16
  American United Life Insurance Company(R).............     16
  Variable Account......................................     16
  The Funds.............................................     16
  OneAmerica Funds, Inc.................................     17
   OneAmerica Asset Director Portfolio..................     17
   OneAmerica Investment Grade Bond Portfolio...........     17
   OneAmerica Money Market Portfolio....................     17
   OneAmerica Tactical Asset Allocation Portfolio.......     17
   OneAmerica Value Portfolio...........................     17
  Alger American Fund...................................     17
   Alger American Growth Portfolio......................     17
  American Century Variable Portfolios, Inc.............     17
   VP Capital Appreciation Portfolio....................     17
   VP International Portfolio...........................     17
  Calvert Variable Series, Inc..........................     18
   Calvert Social Mid Cap Growth Portfolio..............     18
  Fidelity Variable Insurance Products Fund.............     18
   VIP Asset Manager Portfolio..........................     18
   VIP Contrafund(R) Portfolio..........................     18
   VIP Equity-Income Portfolio..........................     18
   VIP Growth Portfolio.................................     18
   VIP High Income Portfolio............................     18
   VIP Index 500 Portfolio..............................     18
   VIP Overseas Portfolio...............................     18
  PBHG Insurance Series Fund............................     19
   Growth II Portfolio..................................     19
   Technology & Communications Portfolio................     19
  T. Rowe Price Equity Series, Inc......................     19
   T. Rowe Price Equity Income Portfolio................     19

THE CONTRACTS...........................................     19
  General...............................................     19

PREMIUMS AND CONTRACT VALUES
DURING THE ACCUMULATION PERIOD..........................     19
  Application for a Contract............................     19
  Premiums under the Contracts..........................     19
  Free Look Period......................................     20
  Allocation of Premiums................................     20
  Transfers of Account Value............................     20
  Dollar Cost Averaging Program.........................     20
  Contract Owner's Variable Account Value...............     21
   Accumulation Units...................................     21
   Accumulation Unit Value..............................     21
   Net Investment Factor................................     21

CASH WITHDRAWALS AND THE DEATH PROCEEDS.................     22
  Cash Withdrawals......................................     22
  The Death Proceeds....................................     22
  Death of the Owner....................................     22
  Death of the Annuitant................................     23
  Payments from the Variable Account....................     23


CHARGES AND DEDUCTIONS..................................     23
  Premium Tax Charge....................................     23
  Withdrawal Charge.....................................     23
  Mortality and Expense Risk Charge.....................     24
  Annual Contract Fee...................................     24
  Other Charges.........................................     24
  Variations in Charges.................................     24
  Guarantee of Certain Charges..........................     24
  Expenses of the Funds.................................     24


ANNUITY PERIOD..........................................     24
  General...............................................     24
  Annuity Options.......................................     25
   Option 1-Income for a Fixed Period...................     25
   Option 2-Life Annuity................................     25
   Option 3-Survivorship Annuity........................     25
   Selection of an Option...............................     25

THE FIXED ACCOUNT.......................................     25
  Interest..............................................     26
  Withdrawals...........................................     26
  Transfers.............................................     26
  Contract Charges......................................     26
  Payments from the Fixed Account.......................     26

MORE ABOUT THE CONTRACTS................................     27
  Designation and Change of Beneficiary.................     27
  Assignability.........................................     27
  Proof of Age and Survival.............................     27
  Misstatements.........................................     27
  Acceptance of New Premiums............................     27

FEDERAL TAX MATTERS.....................................     27
  Introduction..........................................     27
  Diversification Standards.............................     27
  Taxation of Annuities in General-
   Non-Qualified Plans..................................     28
  Additional Considerations.............................     28
  Qualified Plans.......................................     29
  Qualified Plan Federal Taxation Summary...............     30
  403(b) Programs-Constraints on Withdrawals............     30

OTHER INFORMATION.......................................     31
  Voting of Shares of the Funds.........................     31
  Substitution of Investments...........................     31
  Changes to Comply with Law and Amendments.............     32
  Reservation of Rights.................................     32
  Periodic Reports......................................     32
  Legal Proceedings.....................................     32
  Legal Matters.........................................     32
  Financial Statements..................................     32

PERFORMANCE INFORMATION ................................     32

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF CONTENTS...........................     33

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                                   DEFINITIONS

Various terms commonly used in this Prospectus are defined as follows:

403(b) PROGRAM - An arrangement by a public school organization or an organization that is described in Section 501(c)(3) of the Internal Revenue Code, including certain charitable, educational and scientific organizations, under which employees are permitted to take advantage of the Federal income tax deferral benefits provided for in Section 403(b) of the Internal Revenue Code.

408 or 408A PLAN - A plan of individual retirement accounts or annuities, including a simplified employee pension plan, SIMPLE IRA or Roth IRA plan established by an employer, that meets the requirements of Section 408 or 408A of the Internal Revenue Code.

457 PROGRAM - A plan established by a unit of a state or local government or a tax-exempt organization under Section 457 of the Internal Revenue Code.

ACCUMULATION PERIOD - The period commencing on the Contract Date and ending when the Contract is terminated, either through a surrender, withdrawal(s), annuitization, payment of charges, payment of the death benefit, or a combination thereof.

ACCUMULATION UNIT - A unit of measure used to record amounts of increases to, decreases from, and accumulations in the Investment Accounts of the Variable Account during the Accumulation Period.

ANNUITANT - The person or persons on whose life or lives annuity payments depend.

ANNUITY - A series of payments made by AUL to an Annuitant or Beneficiary during the period specified in the Annuity Option.

ANNUITY DATE - The first day of any month in which an annuity begins under a Contract, which shall not be later than the required beginning date under applicable federal requirements.

ANNUITY OPTIONS - Options under a Contract that prescribe the provisions under which a series of annuity payments are made to an Annuitant, contingent Annuitant, or Beneficiary.

ANNUITY PERIOD - The period during which annuity payments are made.

AUL - American United Life Insurance Company(R).

BENEFICIARY - The person having the right to payment of death proceeds, if any, payable upon the death of the Contract Owner during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of an Annuitant during the Annuity Period under any Annuity Option other than a survivorship option (i.e., Option 3-under which the contingent Annuitant has the right to benefits payable upon the death of an Annuitant).

BUSINESS DAY - A day on which AUL's Home Office is customarily open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

CONTRACT ANNIVERSARY - The yearly anniversary of the Contract Date.

CONTRACT DATE - The date shown as the Contract Date in a Contract. It will not be later than the date the initial Premium is accepted under a Contract, and it is the date used to determine Contract Months, Contract Years, and Contract Anniversaries.

CONTRACT OWNER OR OWNER - The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. A trustee or custodian may be designated to exercise an Owner's rights and responsibilities under a Contract in connection with a retirement plan that meets the requirements of Section 401 or 408 of the Internal Revenue Code. An administrator, custodian, or other person performing similar functions may be designated to exercise an Owner's responsibilities under a Contract in connection with a 403(b) or 457 Program. The term "Owner," as used in this Prospectus, shall include, where appropriate, such a trustee, custodian, or administrator.


CONTRACT VALUE - The current value of a Contract, which is equal to the sum of Fixed Account Value and Variable Account Value. Initially, it is equal to the initial Premium and thereafter will reflect the net result of Premiums, investment experience, charges deducted, and any withdrawals taken.

CONTRACT YEAR - A period beginning with one Contract Anniversary, or, in the case of the first Contract Year, beginning on the Contract Date, and ending the day before the next Contract Anniversary.

DEATH PROCEEDS - The amount payable to the Beneficiary by reason of the death of the Annuitant or Owner during the Accumulation Period in accordance with the terms of the Contract.

EMPLOYEE BENEFIT PLAN - A pension or profit sharing plan established by an Employer for the benefit of its employees and which is qualified under Section 401 of the Internal Revenue Code.

FIXED ACCOUNT - An account that is part of AUL's General Account in which all or a portion of an Owner's Contract Value may be held for accumulation at fixed rates of interest paid by AUL.

FIXED ACCOUNT VALUE - The total value under a Contract allocated to the Fixed Account.

FREE WITHDRAWAL AMOUNT - The amount that may be withdrawn without incurring withdrawal charges, which is 12% of the Contract Value at the time the first withdrawal in a given Contract Year is requested.

FUNDS - OneAmerica Funds, Inc., which offers the OneAmerica Asset Director, OneAmerica Investment Grade Bond, OneAmerica Money Market, OneAmerica Tactical Asset Allocation and OneAmerica Value Portfolios; Alger American Fund, which offers the Alger American Growth Portfolio; American Century

Variable Portfolios, Inc. which offers the American Century VP Capital Appreciation and American Century VP International Portfolios; Calvert Variable Series, which offers the Calvert Social Mid Cap Growth Fund; Fidelity Variable Insurance Products Fund ("VIP"), which offers the VIP Asset Manager, VIP Contrafund(R), VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500 and VIP Overseas Portfolios; PBHG Insurance Series Fund, which offers the PBHG Growth II and the PBHG Technology & Communications Portfolios; and T. Rowe Price Equity Series, Inc., which offers the T. Rowe Price Equity Income Portfolio. Each of the Funds is a diversified, open-end management investment company commonly referred to as a mutual fund, or a portfolio thereof.

GENERAL ACCOUNT - All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.

HOME OFFICE - The Variable Products Service Office at AUL's principal business office, One American Square, P.O. Box 7127, Indianapolis, IN 46209-7127,
(800) 863-9354.

HR-10 PLAN - An Employee Benefit Plan established by a self-employed person in accordance with Section 401 of the Internal Revenue Code.

INVESTMENT ACCOUNT/INVESTMENT OPTION - A sub-account of the Variable Account that invests in shares of one of the Funds.

NET PURCHASE PAYMENTS - The Premiums paid less any applicable premium tax.

NON-TAX QUALIFIED DEFERRED COMPENSATION PLAN - An unfunded arrangement in which an employer makes agreements with management or highly compensated employees to make payments in the future in exchange for their current services.

PREMIUMS - The amounts paid to AUL as consideration for the Contract. In those states that require the payment of premium tax upon receipt of a premium by AUL, the term "premium" shall refer to the amount received by AUL net of the amount deducted for premium tax.

PROPER NOTICE - Notice that is received at our Home Office in a form that is acceptable to us.

QUALIFIED PLANS - Employee Benefit Plans, 401 Programs, 403(b) Programs, 457 Programs, and 408 and 408A Programs.

VALUATION DATE - Valuation Dates are the dates on which the Investment Accounts are valued. A Valuation Date is any date on which the New York Stock Exchange is open for trading and we are open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

VALUATION PERIOD - A period used in measuring the investment experience of each Investment Account of the Variable Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT VALUE - The total value under a Contract allocated to the Investment Accounts of the Variable Account.

WE - "We", "Us", or "Our", means AUL.

WITHDRAWAL VALUE - An Owner's Contract Value minus the applicable withdrawal charge.

YOU - "You" or "Your" means the Owner of this Policy.

                                     SUMMARY


     This summary is intended to provide a brief overview of the more significant aspects of the Contracts. Later sections of this Prospectus, the Statement of Additional Information, and the Contracts provide further detail. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contracts involving the Variable Account. The pertinent Contract and "The Fixed Account" section of this Prospectus briefly describe the Fixed Account.

PURPOSE OF THE CONTRACTS

     AUL offers the individual variable annuity contracts ("Contracts") described in this Prospectus for use in connection with taxable contribution retirement plans and deferred compensation plans for individuals (collectively "non-Qualified Plans"). AUL also offers the Contracts for use by individuals in connection with retirement plans that meet the requirements of Sections 401, 403(b), 457, 408, or 408A of the Internal Revenue Code, allowing for pre-tax contributions (collectively "Qualified Plans"). While a Contract Owner may benefit from tax deferral under a Qualified Plan without the use of a variable annuity contract, variable annuities may provide additional investment and insurance or annuity-related benefits to individual Contract Owners. A variable annuity contract presents a dynamic concept in retirement planning designed to give Contract Owners flexibility in attaining investment goals. A Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, and provides several options for fixed annuity payments. During the Accumulation Period, a Contract Owner can allocate Premiums to the various Investment Accounts of the Variable Account or to the Fixed Account. See "The Contracts."

TYPES OF CONTRACTS

     AUL offers two variations of contracts that are described in this Prospectus. With Flexible Premium Contracts, Premium payments may vary in amount and frequency, subject to the limitations described below. With One Year Flexible Premium Contracts, Premium payments may vary in amount and frequency only during the first Contract Year. Premium payments may not be made after the first Contract Year.

THE VARIABLE ACCOUNT AND THE FUNDS

     AUL will allocate Premiums designated to accumulate on a variable basis to the Variable Account. See "Variable Account." The Variable Account is currently divided into subaccounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of one of the portfolios of the following mutual funds:

Investment Account and                   Mutual Fund                                    Investment Advisor
 Corresponding Mutual Fund Portfolio

OneAmerica Asset Director                OneAmerica Funds, Inc.                         American United Life Insurance Company(R)
OneAmerica Investment Grade Bond         OneAmerica Funds, Inc                          American United Life Insurance Company(R)
OneAmerica Money Market                  OneAmerica Funds, Inc.                         American United Life Insurance Company(R)
OneAmerica Tactical Asset Allocation     OneAmerica Funds, Inc.                         American United Life Insurance Company(R)
OneAmerica Value                         OneAmerica Funds, Inc.                         American United Life Insurance Company(R)
Alger American Growth                    Alger American Fund                            Fred Alger Management, Inc.
American Century VP Capital Appreciation American Century Variable Portfolios, Inc.     American Century Investment Management, Inc.
American Century VP International        American Century Variable Portfolios, Inc.     American Century Investment Management, Inc.
Calvert Social Mid Cap Growth            Calvert Variable Series, Inc.                  Calvert Asset Management Company, Inc.
Fidelity Asset Manager                   Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Contrafund(R)                   Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Equity-Income                   Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Growth                          Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity High Income                     Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Index 500                       Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Overseas                        Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
PBHG Growth II                           PBHG Insurance Series Fund                     Pilgrim Baxter & Associates, Ltd.
PBHG Technology & Communications         PBHG Insurance Series Fund                     Pilgrim Baxter & Associates, Ltd.
T. Rowe Price Equity Income              T. Rowe Price Equity Series, Inc.              T. Rowe Price Associates, Inc.

     Each of the Funds has a different investment objective. A Contract Owner may allocate Premiums to one or more of the Investment Accounts available under a Contract. Premiums allocated to a particular Investment Account will increase or decrease in dollar value depending upon the investment performance of the corresponding mutual fund portfolio in which the Investment Account invests. These amounts are not guaranteed. The Contract Owner bears the investment risk for amounts allocated to an Investment Account of the Variable Account.


FIXED ACCOUNT

     The Contract Owner may allocate Premiums to the Fixed Account, which is part of AUL's General Account. Amounts allocated to the Fixed Account earn interest at rates periodically determined by AUL. Generally, any current rate that exceeds the guaranteed rate will be effective for the Contract for a period of at least one year. These rates are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Account."

PREMIUMS

     For Flexible Premium Contracts, the Contract Owner may vary Premiums in amount and frequency. The minimum Premium payment is $50. For the first three Contract Years, Premiums must total, on a cumulative basis, at least $300 each Contract Year. For One Year Flexible Premium Contracts, the Contract Owner may pay Premiums only during the first Contract Year. The minimum Premium is $500 with a minimum total first year Premium of $5,000. See "Premiums under the Contracts."

TRANSFERS

     A Contract Owner may transfer his or her Variable Account Value among the available Investment Accounts or to the Fixed Account at any time during the Accumulation Period. The Contract Owner may transfer part of his or her Fixed Account Value to one or more of the available Investment Accounts during the Accumulation Period, subject to certain restrictions. The minimum transfer amount from any one Investment Account or from the Fixed Account is $500. If the Contract Value in an Investment Account or the Fixed Account prior to a transfer is less than $500, then the minimum transfer amount is the Contract Owner's remaining Contract Value in that Account. If, after any transfer, the remaining Contract Value in an Investment Account or in the Fixed Account would be less than $500, then AUL will treat that request for a transfer of the entire Contract Value in that Investment Account.


     If we determine that the transfers made by or on behalf of one or more Owners are to the disadvantage of other Owners, we may restrict the rights of certain Owners. We also reserve the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone, interactive voice response or internet based transfers.


     Amounts transferred from the Fixed Account to an Investment Account cannot exceed 20% of the Owner's Fixed Account Value as of the beginning of that Contract Year. See "Transfers of Account Value."

WITHDRAWALS

     The Contract Owner may surrender the Contract or take a withdrawal from the Contract Value at any time before the Annuity Date. Withdrawals and surrender are subject to the limitations under any applicable Qualified Plan and applicable law. The minimum withdrawal amount is $200 for Flexible Premium Contracts and $500 for One Year Flexible Premium Contracts.

     Certain retirement programs, such as 403(b) Programs, are subject to constraints on withdrawals and surrenders. See "403(b) Programs-Constraints on Withdrawals." See "Cash Withdrawals" for more information, including the possible charges and tax consequences of a surrender and withdrawals.

THE DEATH BENEFIT


     If a Contract Owner dies during the Accumulation Period, AUL will pay a death benefit to the Beneficiary. The amount of the death benefit is equal to the Death Proceeds. A death benefit will not be payable if the Contract Owner dies on or after the Annuity Date, except as may be provided under the Annuity Option elected. See "The Death Proceeds" and "Annuity Period."


CHARGES

     AUL will deduct certain charges in connection with the operation of the Contracts and the Variable Account. These charges include a withdrawal charge assessed upon withdrawal or surrender, a mortality and expense risk charge, a premium tax charge, and an administrative fee. In addition, the Funds pay investment advisory fees and other expenses. For further information on these charges and expenses, see "Charges and Deductions."

FREE LOOK PERIOD

     The Contract Owner has the right to return the Contract for any reason within ten days of receipt (or a longer period if required by state law). If the Contract Owner exercises this right, AUL will treat the Contract as void from its inception. AUL will refund to the Contract Owner the greater of (1) Premium payments, or (2) the Contract Value minus amounts deducted for premium taxes.

DOLLAR COST AVERAGING

     Owners may purchase units of an Investment Account over a period of time through the Dollar Cost Averaging ("DCA") Program. Under a DCA Program, the Owner authorizes AUL to transfer a specific dollar amount from the AUL American Money Market Investment Account into one or more other Investment Accounts at the unit values determined on the dates of the transfers. An Owner may elect monthly, quarterly, semi-annual, or annual DCA transfers. These transfers will continue automatically until AUL receives notice to discontinue the Program, or until there is not enough money in the AUL American Money Market Investment Account to continue the Program. To participate in the program, AUL requires a minimum transfer amount of $500, and a minimum deposit of $10,000. For further information, see the explanation under "Dollar Cost Averaging Program."

CONTACTING AUL

     Individuals should direct all written requests, notices, and forms required under these Contracts, and any questions or inquiries to AUL's Variable Products Service Office shown in the front of this Prospectus.


                                  EXPENSE TABLE
     The purpose of the following table is to assist investors in understanding the various costs and expenses that Contract Owners bear directly and indirectly. The table reflects expenses of the Variable Account as well as the Funds. Expenses of the Variable Account shown under "Contract Owner Transaction Expenses" (including the withdrawal charge and annual contract fee) and "Variable Account Annual Expenses" are fixed and specified under the terms of the Contract. Expenses of the Funds as shown under "Fund Annual Expenses" are not fixed or specified under the terms of the Contract and may vary from year to year. The fees in this expense table have been provided by the Funds and have not been independently verified by AUL. The table does not reflect AUL's charges for premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge." The information contained in the table is not generally applicable to amounts allocated to the Fixed Account or to annuity payments under an Annuity Option.

     For a complete description of a Contract's costs and expenses, see "Charges and Deductions." For a more complete description of the Funds' costs and expenses, see the Funds' Prospectuses.

CONTRACT OWNER TRANSACTION EXPENSES
 DEFERRED SALES LOAD (AS A PERCENTAGE OF AMOUNT SURRENDERED; ALSO REFERRED TO AS A "WITHDRAWAL CHARGE")(1)

          Charge on Withdrawal Exceeding 12% Free Withdrawal Amount(1)
Contract Year                       1      2        3        4        5        6       7        8        9       10     11 or more
-------------                       -      -        -        -        -        -       -        -        -       --     ----------

Flexible Premium
  Contracts                        10%     9%       8%       7%       6%       5%      4%       3%       2%       1%         0%
One Year Flexible
  Premium Contracts                 7%     6%       5%       4%       3%       2%      1%       0%       0%       0%         0%
ANNUAL CONTRACT FEE
Maximum annual contract fee (per year)(2).....................................................................................   $30
VARIABLE ACCOUNT ANNUAL EXPENSE (as a percentage of average account value)
Mortality and expense risk fee...............................................................................................  1.25%



     (1) An amount  withdrawn  during a Contract  Year  referred  to as the Free
Withdrawal  Amount  will  not  be  subject  to a  withdrawal  charge.  The  Free
Withdrawal Amount is 12% of the account as of the most recent Contract Anniversary. See "Withdrawal Charge."

     (2) The Annual Contract Fee may be less than $30.00 per year, based on the Owner's Account Value. The maximum charge imposed will be the lesser of 2% of the Owner's Contract Value or $30.00 per year. The Annual Contract Fee is waived if the Account Value equals or exceeds $50,000 on a Contract Anniversary.

                                       8

                           EXPENSE TABLE (continued)

       FUND ANNUAL EXPENSES (as a percentage of net assets of each Fund)
                                                                     Management/              Other               Total Fund
Portfolio                                                            Advisory Fee             Expenses          Annual Expenses
---------                                                            ------------             --------          ---------------

OneAmerica Funds, Inc.
  Asset Director Portfolio                                           0.50%(3)                 0.14%                  0.64%
  Investment Grade Bond Portfolio                                    0.50%(3)                 0.15%                  0.65%
  Money Market Portfolio                                             0.40%(3)                 0.12%                  0.52%
  Tactical Asset Allocation Portfolio                                0.80%(3)                 0.20%                  1.00%
  Value Portfolio                                                    0.50%(3)                 0.12%                  0.62%
Alger American Fund
  Alger American Growth Portfolio                                    0.75%                    0.06%                  0.81%
American Century Variable Portfolios, Inc.
  American Century VP Capital Appreciation Portfolio                 1.00%                    0.00%                  1.00%(4)
  American Century VP International Portfolio                        1.26%                    0.00%                  1.26%(4)
Calvert Variable Series, Inc.
  Calvert Social Mid Cap Growth Portfolio                            0.90%                    0.23%                  1.13%(5)
Fidelity Variable Insurance Products Fund
  Asset Manager Portfolio                                            0.53%                    0.11%                  0.64%(6)
  Contrafund(R) Portfolio                                            0.58%                    0.10%                  0.68%(6)
  Equity-Income Portfolio                                            0.48%                    0.10%                  0.58%(6)
  Growth Portfolio                                                   0.58%                    0.10%                  0.68%(6)
  High Income Portfolio                                              0.58%                    0.13%                  0.71%(6)
  Index 500 Portfolio                                                0.24%                    0.11%                  0.35%(7)
  Overseas Portfolio                                                 0.73%                    0.19%                  0.92%(6)
PBHG Insurance Series Fund
  Growth II Portfolio                                                0.85%                    0.22%                  1.07%(8)
  Technology & Communications Portfolio                              0.85%                    0.20%                  1.05%(8)
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Equity Income Portfolio                              0.85%                    0.00%                  0.85%(9)


     (3) AUL has currently agreed to waive its advisory fee if the ordinary expenses of a Portfolio exceed 1% and, to the extent necessary, assume any expenses in excess of its advisory fee so that the expenses of each Portfolio, including the advisory fee but excluding extraordinary expenses, will not exceed 1% of the Portfolio's average daily net asset value per year. The Advisor may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days written notice to the Fund and such policy will be terminated automatically by the termination of the Investment Advisory Agreement. During 2001, expenses did exceed 1% of the average daily net asset value for the Tactical Asset Allocation Portfolio.

     (4) Out of this  fee,  the  advisor  paid  all  expenses  of  managing  and operating the fund except brokerage, taxes, interest, fees and expenses of independent directors (including legal counsel fees), and extraordinary expenses.

     (5) Management fees include an administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. "Other Expenses" reflect an indirect fee resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly would be 1.02% for Social Mid Cap Growth Portfolio. Expenses have been restated for the upcoming fiscal year.

     (6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

     (7) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04% and 0.28%, respectively.

     (8) You should know that for the fiscal year ended December 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, United Asset Management Corporation, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until December 31, 2002. You should also know that in any fiscal year in which the Portfolio's assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Directors may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years.

     (9) Management fees include the ordinary, recurring operating expenses of the Portfolio.



EXAMPLES  (for any Investment Account)

     The following examples show expenses that a Contract Owner would pay at the end of one, three, five, or ten years if at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, or (3) not surrendered or annuitized. The information below represents expenses on a $1,000 Premium and assumes a 5% return per year. For a Contract that is surrendered, and for a Contract that is annuitized, the example shows expenses for Flexible Premium Contracts and One Year Flexible Premium Contracts. Expenses will be the same for both Contracts if not surrendered or annuitized. Column (2) reflects an assumption that a life annuity or survivorship annuity is elected. Under certain circumstances, a withdrawal charge may apply upon annuitization. See "Withdrawal Charge." These examples should not be considered a representation of past or future expenses. Because Fund expenses may vary, actual expenses may be greater or less than those shown. The assumed 5% return is hypothetical and should not be considered a representation of past or future returns, which may be greater or less than the assumed amount.

                                     (1) If Your Contract                     (2) If your Contract           (3) If your Contract is
                                        is Surrendered                            is Annuitized              neither Surrendered nor
                                                                                                                     Annuitized
                                     ____________________                     ____________________           _______________________

                               Flexible Premium    One Year Flexible        Flexible        One Year Flexible
                                    Contracts      Premium Contracts    Premium Contracts   Premium Contracts       All Contracts
                               -----------------   -----------------    -----------------   -----------------       -------------
Investment Account
------------------

OneAmerica Asset Director
1 year                              107.19             85.48                107.19               85.48                  22.19
3 years                             144.51            115.88                144.51               68.16                  68.16
5 years                             176.83            146.60                116.37              116.37                 116.37
10 years                            259.10            247.54                247.54              247.54                 247.54

OneAmerica Investment Grade Bond
1 year                              107.30             85.58                107.30               85.58                  22.30
3 years                             144.82            116.20                144.82               68.50                  68.50
5 years                             177.36            147.14                116.92              116.92                 116.92
10 years                            260.22            248.67                248.67              248.67                 248.67

OneAmerica Money Market
1 year                              105.98             84.34                105.98               84.34                  20.98
3 years                             141.13            112.39                141.13               64.50                  64.50
5 years                             171.04            140.62                110.20              110.20                 110.20
10 years                            246.68            234.98                234.98              234.98                 234.98

OneAmerica Tactical Asset Allocation
1 year                              110.78             88.84                110.78               88.84                  25.78
3 years                             154.51            126.18                154.51               78.98                  78.98
5 years                             193.83            164.14                134.44              134.44                 134.44
10 years                            295.03            283.88                283.88              283.88                 283.88

OneAmerica Value
1 year                              106.97             85.27                106.97               85.27                  21.97
3 years                             143.90            115.25                143.90               67.50                  67.50
5 years                             175.78            145.52                115.25              115.25                 115.25
10 years                            256.86            245.27                245.27              245.27                 245.27

Alger American Growth
1 year                              108.88             87.06                108.88               87.06                  23.88
3 years                             149.22            120.73                149.22               73.25                  73.25
5 years                             184.85            154.87                124.89              124.89                 124.89
10 years                            276.14            264.77                264.77              264.77                 264.77

American Century VP Capital Appreciation
1 year                              110.78             88.84                110.78               88.84                  25.78
3 years                             154.51            126.18                154.51               78.98                  78.98
5 years                             193.83            164.14                134.44              134.44                 134.44
10 years                            295.03            283.88                283.88              283.88                 283.88

American Century VP International
1 year                              113.41             91.30                113.41               91.30                  28.41
3 years                             161.78            133.68                161.78               86.84                  86.84
5 years                             206.12            176.81                147.51              147.51                 147.51
10 years                            320.53            309.68                309.68              309.68                 309.68

Calvert Social Mid Cap Growth
1 year                              112.10             90.07                112.10               90.07                  27.10
3 years                             158.15            129.94                158.15               82.92                  82.92
5 years                             199.99            170.50                141.00              141.00                 141.00
10 years                            307.87            296.87                296.87              296.87                 296.87

                                       10

Examples  (for any Investment Account) (continued)
                                     (1) If Your Contract                     (2) If your Contract              (3) If your Contract
                                        is Surrendered                           is Annuitized                is neither Surrendered
                                                                                                                    nor Annuitized

                               Flexible Premium    One Year Flexible    Flexible            One Year Flexible
                               Premium Contracts   Premium Contracts    Premium Contracts   Premium Contracts      All Contracts
                               -----------------   -----------------    -----------------   -----------------      -------------
Investment Account
------------------

Fidelity VIP Asset Manager
1 year                              107.19             85.48                107.19               85.48                  22.19
3 years                             144.51            115.88                144.51               68.16                  68.16
5 years                             176.83            146.60                116.37              116.37                 116.37
10 years                            259.10            247.54                247.54              247.54                 247.54

Fidelity VIP Contrafund(R)
1 year                              107.60             85.85                107.60               85.85                  22.60
3 years                             145.64            117.05                145.64               69.38                  69.38
5 years                             178.76            148.58                118.41              118.41                 118.41
10 years                            263.20            251.69                251.69              251.69                 251.69

Fidelity VIP Equity-Income
1 year                              106.57             84.89                106.57               84.89                  21.57
3 years                             142.77            114.09                142.77               66.28                  66.28
5 years                             173.85            143.52                113.20              113.20                 113.20
10 years                            252.72            241.09                241.09              241.09                 241.09

Fidelity VIP Growth
1 year                              107.60             85.85                107.60               85.85                  22.60
3 years                             145.64            117.05                145.64               69.38                  69.38
5 years                             178.76            148.58                118.41              118.41                 118.41
10 years                            263.20            251.69                251.69              251.69                 251.69

Fidelity VIP High Income
1 year                              107.89             86.13                107.89               86.13                  22.89
3 years                             146.46            117.89                146.46               70.27                  70.27
5 years                             180.15            150.03                119.90              119.90                 119.90
10 years                            266.18            254.70                254.70              254.70                 254.70

Fidelity VIP Index 500
1 year                              104.25             82.72                104.25               82.72                  19.25
3 years                             136.28            107.39                136.28               59.25                  59.25
5 years                             162.72            132.04                101.36              101.36                 101.36
10 years                            228.71            216.80                216.80              216.80                 216.80

Fidelity VIP Overseas
1 year                              110.01             88.12                110.01               88.12                  25.01
3 years                             152.37            123.99                152.37               76.67                  76.67
5 years                             190.22            160.41                130.60              130.60                 130.60
10 years                            287.45            276.21                276.21              276.21                 276.21

PBHG Growth II
1 year                              111.51             89.52                111.51               89.52                  26.51
3 years                             156.53            128.27                156.53               81.17                  81.17
5 years                             197.26            167.68                138.09              138.09                 138.09
10 years                            302.19            291.12                291.12              291.12                 291.12

PBHG Technology & Communications
1 year                              111.29             89.32                111.29               89.32                  26.29
3 years                             155.93            127.64                155.93               80.51                  80.51
5 years                             196.23            166.62                137.00              137.00                 137.00
10 years                            300.04            288.95                288.95              288.95                 288.95

T. Rowe Price Equity Income
1 year                              109.28             87.43                109.28               87.43                  24.28
3 years                             150.34            121.89                150.34               74.47                  74.47
5 years                             186.76            156.84                126.92              126.92                 126.92
10 years                            280.17            268.85                268.85              268.85                 268.85


                   CONDENSED FINANCIAL INFORMATION

     The following table presents Condensed Financial Information with respect to each of the Investment Accounts of the Variable Account for the period from the date of first deposit on November 21, 1994 to December 31, 2001. The following tables should be read in conjunction with the Variable Account's financial statements, which are included in the Variable Account's Annual Report dated as of December 31, 2001. The Variable Account's financial statements have been audited by PricewaterhouseCoopers LLP, the Variable Account's independent accountant.




                                          Accumulation Unit Value    Accumulation Unit Value       Number of Accumulations Units
      Investment Account                  at beginning of period       at end of period            Outstanding at end of period
      ------------------                 ------------------------    -----------------------       -----------------------------

      OneAmerica Asset Director

          2001                                     $ 9.359                  $10.217                         791,595
          2000                                       8.196                    9.359                         699,230
          1999                                       8.357                    8.196                       1,062,998
          1998                                       7.809                    8.357                       1,202,411
          1997                                       6.539                    7.809                         791,101
          1996                                       5.923                    6.539                         499,401
          1995                                       5.034                    5.923                         119,092
          1994                                       5.000 (11/21/94)         5.034                             665

      OneAmerica Investment Grade Bond

          2001                                     $ 7.267                  $ 7.684                         741,931
          2000                                       6.641                    7.267                         832,310
          1999                                       6.800                    6.641                         943,532
          1998                                       6.331                    6.800                         936,406
          1997                                       5.945                    6.331                         373,791
          1996                                       5.888                    5.945                         327,311
          1995                                       5.062                    5.888                          81,914
          1994                                       5.000 (11/21/94)         5.062                             119

      OneAmerica Money Market

          2001                                     $ 1.254                  $ 1.284                       6,068,801
          2000                                       1.198                    1.254                       4,782,887
          1999                                       1.159                    1.198                      11,290,259
          1998                                       1.118                    1.159                       8,002,381
          1997                                       1.080                    1.118                       4,549,404
          1996                                       1.044                    1.080                       2,487,983
          1995                                       1.004                    1.044                       1,582,630
          1994                                       1.000 (11/21/94)         1.004                         626,535

      OneAmerica Tactical Asset Allocation

          2001                                     $ 7.764                  $ 7.910                         339,550
          2000                                       6.997                    7.764                         337,075
          1999                                       7.309                    6.997                         525,619
          1998                                       6.900                    7.309                         675,364
          1997                                       6.051                    6.900                         459,162
          1996                                       5.297                    6.051                         161,866
          1995                                       5.000 (7/31/95)          5.297                          18,030
          1994                                        N.A.                     N.A.                            N.A.

      OneAmerica Value

          2001                                     $10.741                  $11.804                         860,430
          2000                                       9.247                   10.741                         740,079
          1999                                       9.435                    9.247                       1,050,857
          1998                                       8.902                    9.435                       1,276,705
          1997                                       6.956                    8.902                       1,008,287
          1996                                       5.911                    6.956                         528,267
          1995                                       5.010                    5.911                         169,738
          1994                                       5.000 (11/21/94)         5.010                          15,959

      Alger American Growth

          2001                                     $13.566                  $11.814                       3,032,038
          2000                                      16.118                   13.566                       3,351,765
          1999                                      12.203                   16.118                       3,129,409
          1998                                       8.344                   12.203                       2,475,913
          1997                                       6.720                    8.344                       1,748,167
          1996                                       6.003                    6.720                       1,256,070
          1995                                       5.000 (4/28/95)          6.003                         208,236
          1994                                        N.A.                     N.A.                            N.A.

      American Century VP Capital Appreciation

          2001                                     $ 9.898                  $ 7.031                         195,070
          2000                                       9.192                    9.898                         210,580
          1999                                       5.657                    9.192                         225,291
          1998                                       5.855                    5.657                         307,985
          1997                                       6.128                    5.855                         312,676
          1996                                       6.486                    6.128                         145,117
          1995                                       5.010                    6.486                         128,270
          1994                                       5.000 (11/21/94)         5.010                           2,810

      American Century VP International

          2001                                     $11.081                  $ 7.749                         634,536
          2000                                      13.490                   11.081                         748,381
          1999                                       8.327                   13.490                         464,551
          1998                                       7.100                    8.327                         456,953
          1997                                       6.060                    7.100                         371,156
          1996                                       5.364                    6.060                         372,019
          1995                                       4.840                    5.364                          74,261
          1994                                       5.000 (11/21/94)         4.840                             831

      Calvert Social Mid Cap Growth

          2001                                     $11.993                  $10.402                         345,255
          2000                                      10.888                   11.993                         363,903
          1999                                      10.307                   10.888                         375,729
          1998                                       8.041                   10.307                         344,389
          1997                                       6.587                    8.041                         231,353
          1996                                       6.211                    6.587                         202,261
          1995                                       5.000 (4/28/95)          6.211                          24,091
          1994                                        N.A.                     N.A.                            N.A.

      Fidelity VIP Asset Manager

          2001                                     $ 8.995                  $ 8.519                       2,108,498
          2000                                       9.481                    8.995                       2,360,234
          1999                                       8.642                    9.481                       2,597,381
          1998                                       7.606                    8.642                       2,330,887
          1997                                       6.384                    7.606                       1,581,639
          1996                                       5.641                    6.384                         938,555
          1995                                       4.883                    5.641                         246,332
          1994                                       5.000 (11/21/94)         4.883                          14,682

      Fidelity VIP Contrafund(R)

          2001                                     $12.863                  $11.147                       1,672,826
          2000                                      13.949                   12.863                       1,904,106
          1999                                      11.367                   13.949                       1,972,159
          1998                                       8.855                   11.367                       1,702,358
          1997                                       7.224                    8.855                       1,310,234
          1996                                       6.030                    7.224                         861,471
          1995                                       5.000 (4/28/95)          6.030                         121,825
          1994                                        N.A.                     N.A.                            N.A.

      Fidelity VIP Equity-Income

          2001                                     $10.573                  $ 9.923                       1,192,856
          2000                                       9.874                   10.573                       1,281,414
          1999                                       9.403                    9.874                       1,546,416
          1998                                       8.530                    9.403                       1,527,151
          1997                                       6.743                    8.530                       1,186,973
          1996                                       5.974                    6.743                         842,213
          1995                                       5.000 (4/28/95)          5.974                         162,252
          1994                                        N.A.                     N.A.                            N.A.


                                       12

                  CONDENSED FINANCIAL INFORMATION (continued)



                                          Accumulation Unit Value    Accumulation Unit Value       Number of Accumulations Units
      Investment Account                  at beginning of period       at end of period            Outstanding at end of period
      ------------------                 ------------------------    -----------------------       -----------------------------

      Fidelity VIP Growth

          2001                                     $15.264                  $12.413                       1,977,370
          2000                                      17.363                   15.264                       2,205,925
          1999                                      12.793                   17.363                       2,048,630
          1998                                       9.286                   12.793                       1,720,027
          1997                                       7.615                    9.286                       1,393,042
          1996                                       6.723                    7.615                       1,131,117
          1995                                       5.028                    6.723                         382,748
          1994                                       5.000 (11/21/94)         5.028                          17,304

      Fidelity VIP High Income

          2001                                     $ 6.007                  $ 5.236                         553,994
          2000                                       7.846                    6.007                         636,408
          1999                                       7.346                    7.846                         765,292
          1998                                       7.776                    7.346                         770,130
          1997                                       6.691                    7.776                         577,023
          1996                                       5.942                    6.691                         310,544
          1995                                       4.988                    5.942                         124,256
          1994                                       5.000 (11/21/94)         4.988                          12,229

      Fidelity VIP Index 500

          2001                                     $14.604                  $12.676                       2,676,627
          2000                                      16.305                   14.604                       2,953,386
          1999                                      13.700                   16.305                       3,019,439
          1998                                      10.811                   13.700                       2,611,396
          1997                                       8.250                   10.811                       1,836,589
          1996                                       6.802                    8.250                         815,022
          1995                                       5.020                    6.802                         130,390
          1994                                       5.000 (11/21/94)         5.020                              20

      Fidelity VIP Overseas

          2001                                     $ 8.215                  $ 6.395                         313,481
          2000                                      10.284                    8.215                         370,560
          1999                                       7.301                   10.284                         336,608
          1998                                       6.557                    7.301                         284,063
          1997                                       5.952                    6.557                         297,195
          1996                                       5.324                    5.952                         178,474
          1995                                       4.915                    5.324                          66,675
          1994                                       5.000 (11/21/94)         4.915                           3,238

      PBHG Growth II

          2001                                     $ 9.173                  $ 5.392                         289,030
          2000                                      11.146                    9.173                         335,460
          1999                                       5.694                   11.146                         185,827
          1998                                       5.330                    5.694                         112,805
          1997                                       5.000 (5/1/97)           5.330                          97,881
          1996                                        N.A.                     N.A.                            N.A.
          1995                                        N.A.                     N.A.                            N.A.
          1994                                        N.A.                     N.A.                            N.A.

      PBHG Technology & Communications

          2001                                     $12.721                  $ 5.989                         661,010
          2000                                      22.256                   12.721                         807,597
          1999                                       6.739                  $22.256                         584,750
          1998                                       5.162                    6.739                         166,707
          1997                                       5.000 (5/1/97)           5.162                          78,548
          1996                                        N.A.                     N.A.                            N.A.
          1995                                        N.A.                     N.A.                            N.A.
          1994                                        N.A.                     N.A.                            N.A.

      T. Rowe Price Equity Income

          2001                                     $11.135                  $11.157                       1,926,097
          2000                                       9.973                   11.135                       1,976,378
          1999                                       9.737                    9.973                       2,719,225
          1998                                       9.040                    9.737                       2,878,954
          1997                                       7.104                    9.040                       2,226,491
          1996                                       6.016                    7.104                       1,081,376
          1995                                       5.000 (4/28/95)          6.016                         163,043
          1994                                        N.A.                     N.A.                            N.A.


                     PERFORMANCE OF THE INVESTMENT ACCOUNTS

     The following tables present the return on investment for each of the Investment Accounts. The return on investment figures in the first and second tables (including charges) represents a change in an Accumulation Unit allocated to an Investment Account and takes into account Variable Account charges such as the mortality and expense risk charge, withdrawal charges, and a pro-rata portion of the administrative charge. The return on investment figures in the third table (excluding charges) include the mortality and expense risk charge and a pro-rata portion of the administrative charge, but do not reflect the deduction of withdrawal charges. For the periods that a particular Investment Account has been in operation (see the Inception Date of Investment Account column), the figures represent actual performance. Therefore, the performance figures for the one year and three year periods ending 12/31/01 and the Lessor of 5 Years or Since Inception represent actual performance. For the periods that precede the creation of the Investment Account, if the mutual fund portfolio was in existence (see Inception Date of Mutual Fund column), results represent hypothetical returns that the Investment Accounts that invest in the corresponding Mutual Fund Portfolios would have achieved had they invested in such Portfolios for the periods indicated. Therefore, the performance figures for the 5 year period ending 12/31/01, and the Lessor of 10 Years or Since Inception may be hypothetical, or they may represent actual performance, based on the inception date of a particular Investment Account and the mutual fund portfolio. For the Lesser of 10 Years or Since Inception (the last column), if the Mutual Fund has been in existence for 10 Years, then the return reflects hypothetical performance of the mutual fund; if the mutual fund has not been in existence for 10 Years, then the return reflects actual performance of the Investment Account.

                                Performance (including charges) for One Year Flexible Premium Contracts

                                                     ACTUAL      PERFORMANCE          |      ACTUAL/HYPOTHETICAL PERFORMANCE
                                                                                      |
                                                                                      |
                                              Average     Average     Average         |Average      Average
                                              Annual      Annual      Annual          |Annual       Annual
                                              Return on   Return on   Return on       |Return on    Return on
                  Inception     Inception     Investment  Investment  Investment      |Investment   Investment
                   Date of       Date of      for Year    for 3 Years for lesser of   |for 5 Years  for lesser of
                    Mutual      Investment    ending      ending      5 Years or      |ending       10 Years or
Investment Account   Fund         Account     12/31/01    12/31/01    Since Inception |12/31/01     Since Inception
------------------   ----         -------     --------    --------    --------------- |---------    ---------------
                                                                                      |
OneAmerica Asset                                                                      |
 Director             4/10/90    11/21/94       1.22%      4.80%         8.35%        |   8.35%         8.65%
OneAmerica Investment                                                                 |
 Grade Bond           4/10/90    11/21/94      (1.95%)     2.09%         4.32%        |   4.32%         4.97%
OneAmerica Money                                                                      |
 Market               4/10/90    11/21/94      (5.12%)     1.39%         2.58%        |   2.58%         2.70%
OneAmerica Tactical                                                                   |
 Asset Allocation     7/31/95     7/31/95      (5.53%)     0.63%         4.55%        |   4.55%         6.89%
OneAmerica Value      4/10/90    11/21/94       1.90%      5.61%        10.15%        |  10.15%        11.06%
Alger American                                                                        |
 Growth               1/09/89     4/28/95     (19.26%)    (3.05%)       10.93%        |  10.93%        13.32%
American Century                                                                      |
 VP Capital                                                                           |
 Appreciation        11/20/87    11/21/94     (34.14%)     5.37%         1.85%        |   1.85%         3.50%
American Century VP                                                                   |
 International        5/01/94    11/21/94     (35.15%)    (4.31%)        4.09%        |   4.09%         6.30%
Calvert Social Mid                                                                    |
 Cap Growth           7/16/91     4/28/95     (19.58%)    (1.69%)        8.58%        |   8.58%         9.04%
Fidelity VIP Asset                                                                    |
 Manager              9/06/89    11/21/94     (12.18%)    (2.46%)        4.98%        |   4.98%         7.57%
Fidelity VIP                                                                          |
 Contrafund(R)        1/03/95     4/28/95     (19.53%)    (2.48%)        8.24%        |   8.24%        12.25%
Fidelity VIP                                                                          |
 Equity-Income       10/09/86     4/28/95     (12.98%)    (0.22%)        7.06%        |   7.06%        11.83%
Fidelity VIP Growth  10/09/86    11/21/94     (24.60%)    (2.97%)        9.27%        |   9.27%        11.65%
Fidelity VIP High                                                                     |
 Income               9/19/85    11/21/94     (19.18%)   (12.45%)       (5.65%)       |  (5.65%)        3.66%
Fidelity VIP                                                                          |
 Index 500            8/27/92    11/21/94     (19.52%)    (4.50%)        7.99%        |   7.99%        13.80%
Fidelity VIP Overseas 1/28/87    11/21/94     (27.82%)    (6.22%)        0.53%        |   0.53%         4.26%
PBHG Growth II        5/01/97     5/01/97     (45.49%)    (3.62%)        0.54%        |   N.A.          0.54%
PBHG Technology                                                                       |
 & Communications     5/01/97     5/01/97     (56.34%)    (5.65%)        2.90%        |   N.A.          2.90%
T. Rowe Price Equity                                                                  |
 Income               3/31/94     4/28/95      (7.10%)     2.72%         8.46%        |   8.46%        12.27%



                                       14

               PERFORMANCE OF THE INVESTMENT ACCOUNTS (continued)

                                Performance (including charges) for Flexible Premium Contracts


                                                     ACTUAL      PERFORMANCE          |      ACTUAL/HYPOTHETICAL PERFORMANCE
                                                                                      |
                                                                                      |
                                              Average     Average     Average         |Average      Average
                                              Annual      Annual      Annual          |Annual       Annual
                                              Return on   Return on   Return on       |Return on    Return on
                  Inception     Inception     Investment  Investment  Investment      |Investment   Investment
                   Date of       Date of      for Year    for 3 Years for lesser of   |for 5 Years  for lesser of
                    Mutual      Investment    ending      ending      5 years or      |ending       10 Years or
Investment Account   Fund         Account     12/31/01    12/31/01    Since Inception |12/31/01     Since Inception
------------------   ----         -------     --------    --------    --------------- |---------    ---------------
                                                                                      |
OneAmerica Asset                                                                      |
 Director             4/10/90    11/21/94      (2.04%)     3.68%         7.67%        |   7.67%         8.54%
OneAmerica Investment                                                                 |
 Grade Bond           4/10/90    11/21/94      (5.12%)     1.00%         3.66%        |   3.66%         4.86%
OneAmerica Money                                                                      |
 Market               4/10/90    11/21/94      (8.18%)     0.31%         1.94%        |   1.94%         2.59%
OneAmerica Tactical                                                                   |
 Asset Allocation     7/31/95     7/31/95      (8.58%)    (0.44%)        3.89%        |   3.89%         6.38%
OneAmerica Value      4/10/90    11/21/94      (1.39%)     4.48%         9.46%        |   9.46%        10.95%
Alger American                                                                        |
 Growth               1/09/89     4/28/95     (21.86%)    (4.08%)       10.24%        |  10.24%        13.20%
American Century                                                                      |
 VP Capital                                                                           |
 Appreciation        11/20/87    11/21/94     (36.26%)     4.25%         1.22%        |   1.22%         3.40%
American Century VP                                                                   |
 International        5/01/94    11/21/94     (37.24%)    (5.33%)        3.44%        |   3.44%         5.85%
Calvert Social Mid                                                                    |
 Cap Growth           7/16/91     4/28/95     (22.18%)    (2.74%)        7.90%        |   7.90%         8.93%
Fidelity VIP Asset                                                                    |
 Manager              9/06/89    11/21/94     (15.02%)    (3.49%)        4.33%        |   4.33%         7.46%
Fidelity VIP                                                                          |
 Contrafund(R)        1/03/95     4/28/95     (22.13%)    (3.52%)        7.56%        |   7.56%        11.74%
Fidelity VIP                                                                          |
 Equity-Income       10/09/86     4/28/95     (15.78%)    (1.28%)        6.39%        |   6.39%        11.72%
Fidelity VIP Growth  10/09/86    11/21/94     (27.03%)    (4.00%)        8.58%        |   8.58%        11.54%
Fidelity VIP High                                                                     |
 Income               9/19/85    11/21/94     (21.79%)   (13.38%)       (6.24%)       |  (6.24%)        3.56%
Fidelity VIP                                                                          |
 Index 500            8/27/92    11/21/94     (22.11%)    (5.51%)        7.31%        |   7.31%        13.31%
Fidelity VIP Overseas 1/28/87    11/21/94     (30.15%)    (7.22%)       (0.10%)       |  (0.10%)        4.15%
PBHG Growth II        5/01/97     5/01/97     (47.25%)    (4.65%)       (0.13%)       |   N.A.         (0.13%)
PBHG Technology                                                                       |
 & Communications     5/01/97     5/01/97     (57.75%)    (6.66%)        2.20%        |   N.A.          2.20%
T. Rowe Price Equity                                                                  |
 Income               3/31/94     4/28/95     (10.09%)     1.63%         7.78%        |   7.78%        11.75%



                                Performance (excluding charges) for All Contracts

                                                     ACTUAL      PERFORMANCE          |      ACTUAL/HYPOTHETICAL PERFORMANCE
                                                                                      |
                                                                                      |
                                              Average     Average     Average         |Average      Average
                                              Annual      Annual      Annual          |Annual       Annual
                                              Return on   Return on   Return on       |Return on    Return on
                  Inception     Inception     Investment  Investment  Investment      |Investment   Investment
                   Date of       Date of      for Year    for 3 Years for lesser of   |for 5 Years  for lesser of
                    Mutual      Investment    ending      ending      5 years or      |ending       10 Years or
Investment Account   Fund         Account     12/31/01    12/31/01    Since Inception |12/31/01     Since Inception
------------------   ----         -------     --------    --------    --------------- |---------    ---------------
                                                                                      |
OneAmerica Asset                                                                      |
 Director             4/10/90    11/21/94       8.84%      6.61%         9.01%        |   9.01%         8.65%
OneAmerica Investment                                                                 |
 Grade Bond           4/10/90    11/21/94       5.42%      3.85%         4.95%        |   4.95%         4.97%
OneAmerica Money                                                                      |
 Market               4/10/90    11/21/94       2.02%      3.13%         3.21%        |   3.21%         2.70%
OneAmerica Tactical                                                                   |
 Asset Allocation     7/31/95     7/31/95       1.58%      2.36%         5.19%        |   5.19%         7.06%
OneAmerica Value      4/10/90    11/21/94       9.57%      7.43%        10.82%        |  10.82%        11.06%
Alger American                                                                        |
 Growth               1/09/89     4/28/95     (13.18%)    (1.37%)       11.61%        |  11.61%        13.32%
American Century                                                                      |
 VP Capital                                                                           |
 Appreciation        11/20/87    11/21/94     (29.18%)     7.19%         2.48%        |   2.48%         3.50%
American Century VP                                                                   |
 International        5/01/94    11/21/94     (30.27%)    (2.66%)        4.73%        |   4.73%         6.30%
Calvert Social Mid                                                                    |
 Cap Growth           7/16/91     4/28/95     (13.53%)     0.00%         0.00%        |   0.00%         9.04%
Fidelity VIP Asset                                                                    |
 Manager              9/06/89    11/21/94      (5.57%)    (0.77%)        5.62%        |   5.62%         7.57%
Fidelity VIP                                                                          |
 Contrafund(R)        1/03/95     4/28/95     (13.60%)    (0.95%)        8.74%        |   8.74%        12.42%
Fidelity VIP                                                                          |
 Equity-Income       10/09/86     4/28/95      (6.43%)     1.50%         7.71%        |   7.71%        11.83%
Fidelity VIP Growth  10/09/86    11/21/94     (18.92%)    (1.30%)        9.94%        |   9.94%        11.65%
Fidelity VIP High                                                                     |
 Income               9/19/85    11/21/94     (13.10%)   (10.94%)       (5.07%)       |  (5.07%)        3.66%
Fidelity VIP                                                                          |
 Index 500            8/27/92    11/21/94     (13.46%)    (2.85%)        8.64%        |   8.64%        13.80%
Fidelity VIP Overseas 1/28/87    11/21/94     (22.39%)    (4.61%)        1.14%        |   1.14%         4.26%
PBHG Growth II        5/01/97     5/01/97     (41.39%)    (2.10%)        1.20%        |   N.A.          1.20%
PBHG Technology                                                                       |
 & Communications     5/01/97     5/01/97     (53.06%)    (4.15%)        3.57%        |   N.A.          3.57%
T. Rowe Price Equity                                                                  |
 Income               3/31/94     4/28/95      (0.10%)     4.33%         9.12%        |   9.12%        12.44%






           INFORMATION ABOUT AUL, THE VARIABLE ACCOUNT, AND THE FUNDS

AMERICAN UNITED LIFE INSURANCE COMPANY(R)


     AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company ("MHC").

     After conversion, the insurance company issued voting stock to a newly-formed stock holding company, OneAmerica Financial Partners, Inc. (the "Stock Holding Company"). The Stock Holding Company may, at some future time, offer shares of its stock publicly or privately; however, the MHC must always hold at least 51% of the voting stock of the Stock Holding Company, which in turn owns 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.

     AUL conducts a conventional life insurance, reinsurance, and annuity business. At December 31, 2001, AUL had assets of $11,582,755,000 and equity of $934,662,000.

     The principal underwriter for the Contracts is AUL. OneAmerica Securities, Inc., a wholly owned subsidiary of AUL, is the distributor of the Contracts. OneAmerica Securities, Inc., is registered as a broker-dealer with the SEC.


VARIABLE ACCOUNT

     AUL American Individual Unit Trust was established by AUL on April 14, 1994, under procedures established under Indiana law. The income, gains, or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to other income, gains, or losses of AUL. Assets in the Variable Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that AUL conducts. AUL owns the assets in the Variable Account and is required to maintain sufficient assets in the Variable Account to meet all Variable Account obligations under the Contracts. AUL may transfer to its General Account assets that exceed anticipated obligations of the Variable Account. All obligations arising under the Contracts are general corporate obligations of AUL. AUL may invest its own assets in the Variable Account, and may accumulate in the Variable Account proceeds from Contract charges and investment results applicable to those assets.

     The Variable Account is currently divided into sub-accounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of one of the Funds. Premiums may be allocated to one or more Investment Accounts available under a Contract. AUL may in the future establish additional Investment Accounts of the Variable Account, which may invest in other securities, mutual funds, or investment vehicles.

     The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Variable Account or of AUL.

THE FUNDS

     Each of the Funds is a diversified, open-end management investment company commonly referred to as a mutual fund, or a portfolio thereof. Each of the Funds is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies or practices of the Fund. Each Fund has its own investment objective or objectives and policies. The shares of a Fund are purchased by AUL for the corresponding Investment Account at the Fund's net asset value per share, i.e., without any sales load. All dividends and capital gain distributions received from a Fund are automatically reinvested in such Fund at net asset value, unless otherwise instructed by AUL. AUL has entered into agreements with the Distributors/Advisors of Alger Management, Inc., American Century Variable Portfolios, Inc., Calvert Variable Series, Inc., Fidelity Investments, Pilgrim Baxter & Associates, and T. Rowe Price Equity

Series, Inc. under which AUL has agreed to render certain services and to provide information about these funds to its Contract Owners and/or Participants who invest in these funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these funds, ranging from zero basis points until a certain level of Fund assets have been purchased to 25 basis points on the net average aggregate deposits made.

     The investment advisors of the Funds are identified on page 6. All of the investment advisors are registered with the SEC as investment advisors.

     A summary of the investment objective or objectives of each Fund is provided below. There can be no assurance that any Fund will achieve its objective or objectives. More detailed information is contained in the Prospectus for the Funds, including information on the risks associated with the investments and investment techniques of each Fund.


ONEAMERICA FUNDS, INC. (formerly the AUL American Series Fund, Inc.)

ONEAMERICA VALUE PORTFOLIO (formerly the AUL American Equity Portfolio)

     The primary investment objective of the OneAmerica Value Portfolio is long-term capital appreciation. The Fund seeks current investment income as a secondary objective. The Fund attempts to achieve these objectives by investing primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects.

ONEAMERICA INVESTMENT GRADE PORTFOLIO (formerly the AUL American Bond Portfolio)

     The primary  investment  objective of the OneAmerica  Investment Grade Bond
Portfolio is to provide a high level of income consistent with prudent investment risk. As a secondary objective, the Fund seeks to provide capital appreciation to the extent consistent with the primary objective. The Fund attempts to achieve these objectives by investing primarily in corporate bonds and other debt securities.

ONEAMERICA  ASSET  DIRECTOR   PORTFOLIO   (formerly  the  AUL  American  Managed
Portfolio)

     The investment objective of the OneAmerica Asset Director Portfolio is to provide a high total return consistent with prudent investment risk. The Fund attempts to achieve this objective through a fully managed investment policy utilizing publicly traded common stock, debt securities (including convertible debentures), and money market securities.

--------------------------------------------------------------------------------
PROPOSED SUBSTITUTION

     Shares of the Asset Director portfolio will be substituted for shares of the Tactical Asset Allocation portfolio if the SEC approves the an Application for Substitution filed by AUL with the SEC. For further information about the substitution application, please read the description captioned "Proposed Substitution" which is found following the description of the "OneAmerica Tactical Asset Allocation Portfolio."
--------------------------------------------------------------------------------

ONEAMERICA MONEY MARKET PORTFOLIO (formerly the AUL American Money Market Portfolio)

     The investment objective of the OneAmerica Money Market Portfolio is to provide a high level of current income while preserving assets and maintaining liquidity and investment quality. The Fund attempts to achieve this objective by investing in short-term money market instruments that are of the highest quality.

ONEAMERICA TACTICAL ASSET ALLOCATION PORTFOLIO (formerly the AUL American Tactical Asset Allocation Portfolio)

     The investment objective of the OneAmerica Tactical Asset Allocation Portfolio is preservation of capital and competitive investment returns. The Portfolio seeks to achieve its objective by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.

--------------------------------------------------------------------------------
PROPOSED  SUBSTITUTION

     On or about January 28, 2002, AUL, both on its own behalf and on behalf of certain of its Separate Accounts, filed an application with the SEC seeking an order approving the substitution of shares of the Asset Director portfolio (formerly the Managed portfolio) for shares of the Tactical Asset Allocation portfolio and permitting them to carry out the substitution by redeeming securities issued by the Tactical Asset Allocation portfolio in-kind and using the portfolio securities received from the Tactical Asset Allocation portfolio to purchase shares issued by the Asset Director portfolio. From the date of this prospectus to the date of the proposed substitution, Contract Owners and Participants may transfer assets from the Tactical Asset Allocation portfolio (or from the Asset Director portfolio following the substitution date) to another investment option available under their contract without the imposition of any fee, charge or restriction that might otherwise be imposed through a date at least thirty (30) days following the substitution date. To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions.

     If and when the SEC issues an order approving the proposed substitution and in-kind transactions, each Contract Owner and Participant affected by the substitution will be sent a written notice informing them that the substitution will be carried out, identifying the anticipated date of the substitution and informing them that Contract Owners and Participants may transfer assets from the Tactical Asset Allocation portfolio (or from the Asset Director portfolio following the substitution date) to another investment option available under their contract without the imposition of any fee, charge or restriction that might otherwise be imposed through a date at least thirty (30) days following the substitution date. There is no guarantee that the SEC will approve the proposed substitution. If the proposed substitution is carried out, shares of the Asset Director portfolio will be substituted for the outstanding shares of the Tactical Asset Allocation portfolio by redeeming securities issued by the Tactical Asset Allocation portfolio in-kind and using the portfolio securities received from the Tactical Asset Allocation portfolio to purchase shares issued by the Asset Director portfolio. Thereafter, it is anticipated that OneAmerica Funds, Inc. will file Amended Articles of Incorporation with the State of Maryland, whereupon the Tactical Asset Allocation portfolio would cease to be a portfolio of OneAmerica Funds, Inc.(formerly the AUL American Series Fund, Inc.
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION CONCERNING ONEAMERICA FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE ONEAMERICA FUNDS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


ALGER AMERICAN FUND

ALGER AMERICAN GROWTH PORTFOLIO

     The Alger American Growth Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

     FOR ADDITIONAL INFORMATION CONCERNING THE ALGER AMERICAN FUND AND ITS PORTFOLIOS, PLEASE SEE THE ALGER AMERICAN FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

AMERICAN CENTURY VP CAPITAL APPRECIATION PORTFOLIO

     The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of prices generally.

NOTE: The American Century VP Capital Appreciation Portfolio is no longer available as an investment option for new contracts, or for deposits and transfers on existing contracts.

AMERICAN CENTURY VP INTERNATIONAL PORTFOLIO

     The American Century VP International Portfolio seeks to achieve its investment objective of capital growth by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and have, in the opinion of the investment manager, potential for appreciation. The Fund will invest primarily in common stocks of companies located in developed markets. Investment in securities of foreign issuers typically involves greater risks than investment in domestic securities, including currency fluctuations and political instability.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY VARIABLE PORTFOLIOS,

INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

CALVERT VARIABLE SERIES, INC.

CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

     The  Calvert  Social Mid Cap  Growth  Portfolio  is a socially  responsible growth Portfolio that seeks long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Investments are selected on the basis of their ability to contribute to the dual objectives of their financial soundness and social criteria. Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, the Advisor believes there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

FOR ADDITIONAL INFORMATION CONCERNING CALVERT VARIABLE SERIES, INC., AND THE CALVERT SOCIAL MID CAP GROWTH PORTFOLIO, PLEASE SEE THE CALVERT VARIABLE SERIES, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

VIP ASSET MANAGER PORTFOLIO

     The VIP Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments. FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

VIP CONTRAFUND(R) PORTFOLIO

     The VIP Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the fund's assets primarily in common stocks. FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

VIP EQUITY-INCOME PORTFOLIO

     The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P
500. Fidelity Management & Research Company (FMR) normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities. The Advisor may also invest in securities of foreign issuers in addition to securities of domestic issuers.

VIP GROWTH PORTFOLIO

     The VIP Growth Portfolio seeks to achieve capital appreciation. FMR invests the fund's assets in companies that it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

VIP HIGH INCOME PORTFOLIO

     The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganization or financial restructurings.

VIP INDEX 500 PORTFOLIO

     The VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

Banker's Trust invests at least 80% of assets in common stocks included in the S&P 500.

VIP OVERSEAS PORTFOLIO

     The VIP Overseas Portfolio seeks long-term growth of capital. FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in stocks. FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FOR ADDITIONAL INFORMATION CONCERNING FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND ITS PORTFOLIOS, PLEASE SEE THE VIP PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

PBHG INSURANCE SERIES FUND

PBHG GROWTH II PORTFOLIO

     The investment objective of the PBHG Growth II Portfolio is capital appreciation. The Portfolio will normally invest in small and medium sized companies with market capitalizations similar to the market capitalizations of the companies in the Russell Midcap (R) Growth Index at the time of the Portfolio's investments. The Advisor expects to focus primarily on those growth securities whose market capitalizations or annual revenues are between $500 million and $10 billion at the time of purchase. The size of the companies in the Russell Midcap (R) Growth Index and those which the Advisor intend to focus the Fund's investments will change with market conditions and the composition of the index. The growth securities in the Portfolio are primarily common stocks that the Advisor believes have strong business momentum, earnings growth and capital appreciation potential. The PBHG Growth II Portfolio is managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim is also responsible for managing other mid-cap institutional accounts and the PBHG Growth Fund and PBHG New Opportunities Fund of PBHG Funds

PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

     The primary objective of the PBHG Technology & Communications Portfolio is long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio will normally invest in common stocks of companies doing business in the technology and communications sector of the market. The Portfolio will invest 25% or more of its total assets in the groups of industries within this sector, which may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval and biotechnology industries. The Portfolio is managed by a team of investment professionals led by Michael Ma, who also manages the PBHG Technology & Communications Fund and PBHG Global Technology & Communications Portfolio of PBHG Funds.

FOR ADDITIONAL INFORMATION CONCERNING THE PBHG INSURANCE SERIES FUND, AND ITS PORTFOLIOS, PLEASE SEE THE PBHG INSURANCE SERIES FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

     The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE EQUITY SERIES, INC. AND ITS PORTFOLIO, PLEASE SEE THE T. ROWE PRICE EQUITY SERIES, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                 THE CONTRACTS
GENERAL


     The Contracts are offered for use in connection with non-tax qualified retirement plans by an individual. The Contracts are also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 403(b), 408 or 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 Plans, (2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) Section 403(b) annuity purchase plans for employees of public schools or a charitable, educational, or scientific organization described under Section 501(c)(3), and
(4) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan or SIMPLE IRA plan under
Section 408, Roth IRA plan under Section 408A or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457.


           PREMIUMS AND CONTRACT VALUES DURING THE ACCUMULATION PERIOD

APPLICATION FOR A CONTRACT

     Any person or, in the case of Qualified Plans, any qualified organization, wishing to purchase a Contract must submit an application and an initial Premium to AUL, and provide any other form or information that AUL may require. AUL reserves the right to reject an application or Premium for any reason, subject to AUL's underwriting standards and guidelines.

PREMIUMS UNDER THE CONTRACTS

     Premium payments under Flexible Premium Contracts may be made at any time during the Contract Owner's life and before the Contract's Annuity Date.
Premiums for Flexible Premium Contracts may vary in amount and frequency but each Premium payment must be at least $50. Premiums must accumulate a total of at least $300 each Contract Year for the first three Contract Years. Premiums may not total more than $12,000 in any one Contract Year unless otherwise agreed to by AUL.

     For One Year Flexible Premium Contracts, Premiums may vary in amount and frequency except that additional

Premiums will only be accepted during the first Contract Year. Each such Premium payment must be at least $500; Premiums must total at least $5,000 in the first Contract Year for non-qualified plans and $2,000 in the first Contract Year for qualified plans, and all Premiums combined may not exceed $1,000,000 unless otherwise agreed to by AUL.

     If the minimum Premium amounts under Flexible Premium or One Year Flexible Premium Contracts are not met, AUL may, after 60 days notice, terminate the Contract and pay an amount equal to the Contract Value as of the close of business on the effective date of termination. AUL may change the minimum Premiums permitted under a Contract, and may waive any minimum required Premium at its discretion.

     Annual Premiums under any Contract purchased in connection with a Qualified Plan will be subject to maximum limits imposed by the Internal Revenue Code and possibly by the terms of the Qualified Plan. See the Statement of Additional Information for a discussion of these limits or consult the pertinent Qualified Plan document. Such limits may change without notice.

     Initial Premiums must be credited to a Contract no later than the end of the second Business Day after it is received by AUL at its Home Office if it is preceded or accompanied by a completed application that contains all the information necessary for issuing the Contract and properly crediting the Premium. If AUL does not receive a complete application, AUL will notify the applicant that AUL does not have the necessary information to issue a Contract. If the necessary information is not provided to AUL within five Business Days after the Business Day on which AUL first receives an initial Premium or if AUL determines it cannot otherwise issue a Contract, AUL will return the initial Premium to the applicant, unless consent is received to retain the initial Premium until the application is made complete.

     Subsequent Premiums (other than initial Premiums) are credited as of the end of the Valuation Period in which they are received by AUL at its Home Office.

FREE LOOK PERIOD

     The Owner has the right to return the Contract for any reason within the Free Look Period which is a ten day period beginning when the Owner receives the Contract. If a particular state requires a longer Free Look Period, then eligible Owners in that state will be allowed the longer statutory period to return the Contract. The returned Contract will be deemed void and AUL will refund the greater of (1) Premium payments or (2) the Contract Value as of the end of the Valuation Period in which AUL receives the Contract.

ALLOCATION OF PREMIUMS

     Initial Premiums will be allocated among the Investment Accounts of the Variable Account or to the Fixed Account as instructed by the Contract Owner. Allocation to the Investment Accounts and the Fixed Account must be made in increments of 1%.

     A Contract Owner may change the allocation instructions at any time by giving Proper Notice of the change to AUL at its Home Office and such allocation will continue in effect until subsequently changed. Any such change in allocation instructions will be effective upon receipt of the change in allocation instructions by AUL at its Home Office. Changes in the allocation of future Premiums have no effect on Premiums that have already been applied. Such amounts, however, may be transferred among the Investment Accounts of the Variable Account or the Fixed Account in the manner described in "Transfers of Account Value."

TRANSFERS OF ACCOUNT VALUE

     All or part of an Owner's Contract Value may be transferred among the Investment Accounts of the Variable Account or to the Fixed Account at any time during the Accumulation Period upon receipt of a proper written request by AUL at its Home Office. The minimum amount that may be transferred from any one Investment Account is $500 or, if less than $500, the Owner's remaining Contract Value in the Investment Account, provided however, that amounts transferred from the Fixed Account to an Investment Account during any given Contract Year cannot exceed 20% of the Owner's Fixed Account Value as of the beginning of that Contract Year. If, after any transfer, the Owner's remaining Contract Value in an Investment Account or in the Fixed Account would be less than $500, then such request will be treated as a request for a transfer of the entire Contract Value.

     Currently, there are no limitations on the number of transfers between Investment Accounts available under a Contract or the Fixed Account. In addition, no charges are currently imposed upon transfers. AUL reserves the right, however, at a future date, to change the limitation on the minimum transfer, to assess transfer charges, to change the limit on remaining balances, to limit the number and frequency of transfers, and to suspend any transfer privileges. If we determine that the transfers made by or on behalf of one or more Owners are to the disadvantage of other Owners, the transfer right may be restricted. We also reserve the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone, interactive voice response or internet based transfers. Any transfer from an Investment Account of the Variable Account shall be effected as of the end of the Valuation Date in which AUL receives the request in proper form. AUL has established procedures to confirm that instructions communicated by telephone or via the internet are genuine, which include the use of personal identification numbers and recorded telephone calls. Neither AUL nor its agents will be liable for acting upon instructions believed by AUL or its agents to be genuine, provided AUL has complied with its procedures.

     Part of a Contract Owner's Fixed Account Value may be transferred to one or more Investment Accounts of the Variable Account during the Accumulation Period subject to certain limitations as described in "The Fixed Account."

DOLLAR COST AVERAGING PROGRAM

     Owners who wish to purchase units of an Investment Account over a period of time may do so through the Dollar Cost Averaging ("DCA") Program. The theory of dollar cost averaging is that greater numbers of Accumulation Units are purchased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect, when purchases are made at different prices, of reducing the aggregate average cost per Accumulation Unit to less than the average of the Accumulation Unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging Program does not assure a Contract Owner of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

     For example, assume that a Contract Owner requests that $1,000 per month be transferred from the OneAmerica American Money Market Investment Account ("MMIA") to the OneAmerica Value Investment Account. The following table illustrates the effect of dollar cost averaging over a six month period.

                    Transfer          Unit            Units
      Month          Amount           Value         Purchased
      -----          ------           -----         ---------

        1            $1,000            $20             50
        2            $1,000            $25             40
        3            $1,000            $30             33.333
        4            $1,000            $40             25
        5            $1,000            $35             28.571
        6            $1,000            $30             33.333

The average price per unit for these purchases is the sum of the prices ($180) divided by the number of monthly transfers (6) or $30. The average cost per Accumulation Unit for these purchases is the total amount transferred ($6,000) divided by the total number of Accumulation Units purchased (210.237) or $28.54. THIS TABLE IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT REPRESENTATIVE OF FUTURE RESULTS.

     Under a DCA Program, the owner deposits Premiums into the MMIA and then authorizes AUL to transfer a specific dollar amount from the MMIA into one or more other Investment Accounts at the unit values determined on the dates of the transfers. This may be done monthly, quarterly, semi-annually, or annually. These transfers will continue automatically until AUL receives notice to discontinue the Program, or until there is not enough money in the MMIA to continue the Program, whichever occurs first.

     Currently, the minimum required amount of each transfer is $500, although AUL reserves the right to change this minimum transfer amount in the future. Transfers to or from the Fixed Account are not permitted under the Dollar Cost Averaging Program. At least ten days advance written notice to AUL is required before the date of the first proposed transfer under the DCA Program. AUL offers the Dollar Cost Averaging Program to Contract Owners at no charge and the Company reserves the right to temporarily discontinue, terminate, or change the Program at any time. Contract Owners may change the frequency of scheduled transfers, or may increase or decrease the amount of scheduled transfers, or may discontinue participation in the Program at any time by providing written notice to AUL, provided that AUL must receive written notice of such a change at least five days before a previously scheduled transfer is to occur.

     Contract Owners may initially elect to participate in the DCA Program, and if this election is made at the time the Contract is applied for, the Program will take effect on the first monthly, quarterly, semi-annual, or annual transfer date following the Premium receipt by AUL at its Home Office. The Contract Owner may select the particular date of the month, quarter, or year that the transfers are to be made and such transfers will automatically be performed on such date, provided that such date selected is a day that AUL is open for business and provided further that such date is a Valuation Date. If the date selected is not a Business Day or is not a Valuation Date, then the transfer will be made on the next succeeding Valuation Date. To participate in the Program, a minimum deposit of $10,000 is required.


CONTRACT OWNER'S VARIABLE ACCOUNT VALUE

ACCUMULATION UNITS

     Premiums allocated to the Investment Accounts available under a Contract are credited to the Contract in the form of Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Investment Account by the Accumulation Unit value for the particular Investment Account as of the end of the Valuation Period in which the Premium is credited. The number of Accumulation Units so credited to the Contract shall not be changed by a subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Investment Account and charges against the Investment Account.

ACCUMULATION UNIT VALUE

     AUL determines the Accumulation Unit value for each Investment Account of the Variable Account on each Valuation Date. The Accumulation Unit value for the MMIA was initially set at $1 and $5 each of the other Investment Accounts. Subsequently, on each Valuation Date, the Accumulation Unit value for each Investment Account is determined by multiplying the Net Investment Factor determined as of the end of the Valuation Date for the particular Investment Account by the Accumulation Unit value for the Investment Account as of the immediately preceding Valuation Period. The Accumulation Unit value for each Investment Account may increase, decrease, or remain the same from Valuation Period to Valuation Period in accordance with the Net Investment Factor.

NET INVESTMENT FACTOR

     The Net Investment Factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account for a Valuation Period, the Net Investment Factor is determined by dividing (a) by (b) and then subtracting (c) from the result where:

     (a)  is equal to:

          (1) the net asset value per share of the Fund in which the Investment Account invests, determined as of the end of the Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Fund during the Valuation Period, plus or minus

          (3) a credit or charge with respect to taxes, if any, paid or reserved by AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account (although no Federal income taxes are applicable under present law and no such charge is currently assessed);

     (b) is the net asset value per share of the Fund determined as of the end of the preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the fee assessed against the assets of the Investment Account for the mortality and expense risk charge.

                     CASH WITHDRAWALS AND THE DEATH PROCEEDS

CASH WITHDRAWALS

     During the lifetime of the Annuitant, at any time before the Annuity Date and subject to the limitations under any applicable Qualified Plan and applicable law, a Contract may be surrendered or a withdrawal may be taken from a Contract. A surrender or withdrawal request will be effective as of the end of the Valuation Date that a proper written request in a form acceptable to AUL is received by AUL at its Home Office.

     A surrender of a Contract Owner's Variable Account Value will result in a withdrawal payment equal to the Owner's Contract Value allocated to the Variable Account as of the end of the Valuation Period during which AUL receives Proper Notice, minus any applicable withdrawal charge. A withdrawal may be requested for a specified percentage or dollar amount of an Owner's Contract Value. A request for a withdrawal will result in a payment by AUL equal to the amount specified in the withdrawal request. Upon payment, the Owner's Contract Value will be reduced by an amount equal to the payment and any applicable withdrawal charge. Requests for a withdrawal that would leave a Contract Value of less than $5000 for a non-qualified One Year Flexible Premium Contract ($2,000 for a qualified contract) and less than the required cumulative minimum for a Flexible Premium Contract will be treated as a request for a surrender. AUL may change or waive this provision at its discretion.

     The minimum amount that may be withdrawn from a Contract Owner's Contract Value is $200 for Flexible Premium Contracts and $500 for One Year Flexible Premium Contracts. If the remaining Contract Value is less than these amounts, a request for a withdrawal will be treated as a surrender of the Contract. In addition, the Contracts may be issued in connection with certain retirement programs that are subject to constraints on withdrawals and surrenders.

     The amount of a withdrawal will be taken from the Investment Accounts and the Fixed Account as instructed, and if the Owner does not specify, in proportion to the Owner's Contract Value in the various Investment Accounts and the Fixed Account. A withdrawal will not be effected until proper instructions are received by AUL at its Home Office.

     A surrender or a withdrawal may result in the deduction of a withdrawal charge and may be subject to a premium tax charge for any tax on Premiums that may be imposed by various states and municipalities. See "Premium Tax Charge." A surrender or withdrawal that results in receipt of proceeds by a Contract Owner may result in receipt of taxable income to the Contract Owner and, in some instances, a tax penalty. In addition, distributions under certain Qualified Plans may result in a tax penalty. See "Tax Penalty For All Annuity Contracts." Owners of Contracts used in connection with a Qualified Plan should refer to the terms of the applicable Qualified Plan for any limitations or restrictions on cash withdrawals. The tax consequences of a surrender or withdrawal under the Contracts should be carefully considered. See "Federal Tax Matters."

THE DEATH PROCEEDS

     If a Contract Owner dies at or after age 76, the amount of the Death Proceeds is equal to the Contract Owner's Contract Value as of the end of the Valuation Period in which due proof of death are received by AUL at its Home Office. If a Contract Owner or, as described below, an Annuitant, dies before age 76, the Death Proceeds will be the greater of the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by AUL at its Home Office or the value given by
(a)-(b)-(c)+(d) where: (a) is the net Premiums; (b) is any amounts withdrawn (including any withdrawal charges) prior to death; (c) is the annual fees assessed prior to death; and (d) is the interest earned on (a)-(b)-(c), credited at an annual effective rate of 4% until the date of death.

DEATH OF THE OWNER

     If the Contract Owner dies before the Annuity Date and the Beneficiary is not the Contract Owner's surviving spouse, the Death Proceeds will be paid to the Beneficiary. Such Death Proceeds will be paid in a lump-sum, unless the Beneficiary elects to have this value applied under a settlement option. If a settlement option is elected, the Beneficiary must be named the Annuitant and payments must begin within one year of the Contract Owner's death. The option also must have payments which are payable over the life of the Beneficiary or over a period which does not extend beyond the life expectancy of the Beneficiary.

     If the Contract Owner dies before the Annuity Date and the Beneficiary is the Contract Owner's surviving spouse, the surviving spouse will become the new Contract Owner. The Contract will continue with its terms unchanged and the

Contract Owner's spouse will assume all rights as Contract Owner. Within 120 days of the original Contract Owner's death, the Contract Owner's spouse may elect to receive the Death Proceeds or withdraw any of the Contract Value without any early withdrawal charge. However, depending upon the circumstances, a tax penalty may be imposed upon such a withdrawal.

     Any amount payable under a Contract will not be less than the minimum required by the law of the state where the Contract is delivered.

DEATH OF THE ANNUITANT

     If the Annuitant dies before the Annuity Date and the Annuitant is not also the Contract Owner, then: (1) if the Contract Owner is not an individual, the Death Proceeds will be paid to the Contract Owner in a lump-sum; or (2) if the Contract Owner is an individual, a new Annuitant may be named and the Contract will continue. If a new Annuitant is not named within 120 days of the Annuitant's death, the Contract Value, less any withdrawal charges, will be paid to the Contract Owner in a lump-sum.

     Death Proceeds will be paid to the Beneficiary or Contract Owner, as appropriate, in a single sum or under one of the Annuity Options, as directed by the Contract Owner or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax advisor should be consulted in considering payout options.

PAYMENTS FROM THE VARIABLE ACCOUNT

     Payment of an amount from the Variable Account resulting from a surrender, withdrawal, transfer from an Owner's Contract Value allocated to the Variable Account, or payment of the Death Proceeds, normally will be made within seven days from the date a proper request is received at AUL's Home Office. However, AUL can postpone the calculation or payment of such an amount to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings; (b) during which trading on the New York Stock Exchange is restricted, as determined by the SEC; (c) during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Variable Account is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or (d) for such other periods as the SEC may, by order, permit for the protection of investors. For information concerning payment of an amount from the Fixed Account, see "The Fixed Account."

                             CHARGES AND DEDUCTIONS

PREMIUM TAX CHARGE

     Various states and municipalities impose a tax on Premiums received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, the insurance tax laws, and AUL's status in a particular state. AUL assesses a premium tax charge to reimburse itself for premium taxes that it incurs. This charge will be deducted as premium taxes are incurred by AUL, which is usually when an annuity is effected. Premium tax rates currently range from 0% to 3.5%, but are subject to change.

WITHDRAWAL CHARGE

     No deduction for sales charges is made from Premiums for a Contract. However, if a cash withdrawal is made or the Contract is surrendered by the Owner, then depending on the type of Contract, a withdrawal charge (which may also be referred to as a contingent deferred sales charge), may be assessed by AUL on the amount withdrawn if the Contract has not been in existence for a certain period of time. An amount withdrawn during a Contract Year referred to as the Free Withdrawal Amount will not be subject to an otherwise applicable withdrawal charge. The Free Withdrawal Amount is 12% of the Contract Value at the time of the first withdrawal in any Contract Year in which the withdrawal is being made. Any transfer of Contract Value from the Fixed Account to the
Variable  Account  will  reduce  the  Free  Withdrawal   Amount  by  the  amount
transferred. The chart below illustrates the amount of the withdrawal charge that applies to both variations of Contracts based on the number of years that the Contract has been in existence.


          Charge on Withdrawal Exceeding 12% Free Withdrawal Amount
          ------------------------------------------------------------
Contract Year                       1      2        3        4        5        6       7        8        9       10     11 or more
Flexible Premium
  Contracts                        10%     9%       8%       7%       6%       5%      4%       3%       2%       1%         0%
One Year Flexible
  Premium Contracts                 7%     6%       5%       4%       3%       2%      1%       0%       0%       0%         0%


     In no event will the amount of any withdrawal charge, when added to any withdrawal charges previously assessed against any amount withdrawn from a Contract, exceed 8.5% of the total Premiums paid on a Flexible Premium Contract or 8% of the total Premiums paid on a One Year Flexible Premium Contract. In addition, no withdrawal charge will be imposed upon payment of Death Proceeds under the Contract.

     A withdrawal charge may be assessed upon annuitization of a Contract. For a Flexible Premium Contract, no withdrawal charge will apply if the Contract is in its fifth Contract Year or later and a life annuity or survivorship annuity option is selected. For a One Year Flexible Premium Contract, no withdrawal charge will apply if a life annuity or survivorship option is selected or if the Contract is in its fourth Contract Year or later and the fixed income option for a period of 10 or more years is chosen. Otherwise, the withdrawal charge will apply.

     The withdrawal charge will be used to recover certain expenses relating to sales of the Contracts, including commissions paid to sales personnel and other promotional costs. AUL reserves the right to increase or decrease the withdrawal charge for any Contracts established on or after the effective date of the change, but the withdrawal charge will not exceed 8.5% of the total Premiums paid on a Flexible Premium Contract or 8% of the total Premiums paid on a One Year Flexible Premium Contract.

MORTALITY AND EXPENSE RISK CHARGE

     AUL deducts a daily charge from the assets of each Investment Account for mortality and expense risks assumed by AUL. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Investment Account. This amount is intended to compensate AUL for certain mortality and expense risks AUL assumes in offering and administering the Contracts and in operating the Variable Account.

     The expense risk is the risk that AUL's actual expenses in issuing and administering the Contracts and operating the Variable Account will be more than the charges assessed for such expenses. The mortality risk borne by AUL is the risk that the Annuitants, as a group, will live longer than AUL's actuarial tables predict. AUL may ultimately realize a profit from this charge to the extent it is not needed to address mortality and administrative expenses, but AUL may realize a loss to the extent the charge is not sufficient. AUL may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the withdrawal charge.

ANNUAL CONTRACT FEE

     AUL deducts an Annual Contract fee from each Owner's Contract Value equal to the lesser of 2.0% of the Contract Value or $30 per year. The fee is assessed every year on a Contract if the Contract is in effect on the Contract Anniversary, and is assessed only during the Accumulation Period. The Annual Contract fee is waived on each Contract Anniversary when the Contract Value, at the time the charge would otherwise have been imposed, exceeds $50,000. When a Contract Owner annuitizes or surrenders on any day other than a Contract Anniversary, a pro rata portion of the charge for that portion of the year will not be assessed. The charge is deducted proportionately from the Contract Value allocated among the Investment Accounts and the Fixed Account. The purpose of this fee is to reimburse AUL for the expenses associated with administration of the Contracts and operation of the Variable Account. AUL does not expect to profit from this fee.

OTHER CHARGES

     AUL may charge the Investment Accounts of the Variable Account for the federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts. No such charge is currently assessed.

VARIATIONS IN CHARGES

     AUL may reduce or waive the amount of the withdrawal charge and administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative costs associated with the Contract are reduced. For example, the withdrawal and/or administrative charge may be reduced in connection with acquisition of the Contract in exchange for another annuity contract issued by AUL. AUL may also reduce or waive the withdrawal charge and administrative charge on Contracts sold to the directors or employees of AUL or any of its affiliates or to directors or any employees of any of the Funds.

GUARANTEE OF CERTAIN CHARGES

     AUL guarantees that the mortality and expense risk charge shall not increase. AUL may increase the Annual Contract fee, but only to the extent necessary to recover the expenses associated with administration of the Contracts and operations of the Variable Account.

EXPENSES OF THE FUNDS

     Each Investment Account of the Variable Account purchases shares at the net asset value of the corresponding Fund. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Fund. The advisory fees and other expenses are not fixed or specified under the terms of the Contract and are described in the Funds' Prospectuses.

                                 ANNUITY PERIOD
GENERAL

     On the Annuity Date, the adjusted value of the Owner's Contract Value may be applied to provide an annuity under one of the options described in "Annuity Options". The adjusted value will be equal to the value of the Owner's Contract Value as of the Annuity Date, reduced by any applicable Premium or similar taxes, and any applicable withdrawal charge. For a Flexible Premium Contract, no withdrawal charge will apply if the Contract is in its fifth Contract Year or later and a life annuity or survivorship annuity option is selected. For a One Year Flexible Premium Contract, no withdrawal charge will apply if a life annuity or survivorship annuity option is selected or if the Contract is in its fourth Contract Year or later and the fixed income option for a period of 10 or more years is chosen. Otherwise, the withdrawal charge will apply.

     The Contracts provide for three Annuity Options, any one of which may be elected, except as otherwise noted. A lump-sum distribution may also be elected. Other Annuity Options may be available upon request at the discretion of AUL. All Annuity Options are fixed and the annuity payments are based upon annuity rates that vary with the Annuity Option selected and the age of the Annuitant (as adjusted), except that in the case of Option 1, age is not a consideration. The annuity rates are based upon an assumed interest rate of 3%, compounded annually. Generally, if no Annuity Option has been selected for a Contract Owner, annuity payments will be made to the Annuitant under Option 2. For Contracts used in connection with certain Employee Benefit Plans and employer sponsored 403(b) programs, annuity payments to Contract Owners who are married will be made under Option 3, with the Contract Owner's spouse as contingent Annuitant, unless the Contract Owner otherwise elects and obtains his or her spouse's consent.

     Annuity payments will begin as of the Annuity Date. Once annuity payments have commenced, a Contract Owner cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof and cannot change the Annuity Option. If, under any option, monthly payments are less than $100 each, AUL has the right to make either a lump-sum settlement or to make larger payments on a less frequent basis. AUL also reserves the right to change the minimum payment amount.

     A Contract Owner may designate an Annuity Date, Annuity Option, contingent Annuitant, and Beneficiary on an Annuity Election Form that must be received by AUL at its Home Office prior to the Annuity Date. AUL may also require additional information before annuity payments commence. If the Contract Owner is an individual, the Annuitant may be changed at any time prior to the Annuity Date. The Annuitant must also be an individual and must be the Contract Owner, or someone chosen from among the Contract Owner's spouse, parents, brothers, sisters, and children. Any other choice requires AUL's consent. If the Contract Owner is not an individual, a change in the Annuitant will not be permitted without AUL's consent. The Beneficiary, if any, may be changed at any time and the Annuity Date and Annuity Option may also be changed at any time prior to the Annuity Date. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the Qualified Plan for pertinent limitations regarding annuity dates and options. To help ensure timely receipt of the first annuity payment, a transfer of a Contract Owner's Contract Value in the Variable Account should be made to the Fixed Account at least two weeks prior to the Annuity Date.

ANNUITY OPTIONS

OPTION 1 - INCOME FOR A FIXED PERIOD

     An annuity payable monthly for a fixed period (not more than 20 years) as elected, with the guarantee that if, at the death of the Annuitant, payments have been made for less than the selected fixed period, annuity payments will be continued during the remainder of said period to the Beneficiary.

OPTION 2 - LIFE ANNUITY

     An annuity payable monthly during the lifetime of the Annuitant that ends with the last monthly payment before the death of the Annuitant. A minimum number of payments can be guaranteed such as 120 or the number of payments required to refund the proceeds applied.

OPTION 3 - SURVIVORSHIP ANNUITY

     An annuity payable monthly during the lifetime of the Annuitant and, after the death of the Annuitant, an amount equal to 50%, or 100% (as specified in the election) of such annuity, will be paid to the contingent Annuitant named in the election if and so long as such contingent Annuitant lives.

     An election of this option is automatically cancelled if either the Contract Owner or the contingent Annuitant dies before the Annuity Date.

SELECTION OF AN OPTION

     Contract Owners should carefully review the Annuity Options with their financial or tax advisors. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the applicable Qualified Plan for pertinent limitations respecting the form of annuity payments, the commencement of distributions, and other matters. For instance, annuity payments under a Qualified Plan generally must begin no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70 1/2 and is no longer employed. For Option 1, the period elected for receipt of annuity payments under the terms of the Annuity Option generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2 and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Option 3, if the contingent Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 100% election specified above may not be available.

                                THE FIXED ACCOUNT

     Contributions or transfers to the Fixed Account become part of AUL's General Account. The General Account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of other jurisdictions in which the Contracts are distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act")
and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. AUL has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Variable Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see the Contract itself.

INTEREST

     A Contract Owner's Fixed Account Value earns interest at fixed rates that are paid by AUL. The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed to be at least an annual effective rate of 3% ("Guaranteed Rate"). AUL will determine a Current Rate from time to time, and any Current Rate that exceeds the Guaranteed Rate will be in effect for a period of at least one year. If AUL determines a Current Rate in excess of the Guaranteed Rate, Premiums allocated or transfers to the Fixed Account under a Contract during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate for at least one year.

     Amounts contributed or transferred to the Fixed Account earn interest at the Current Rate then in effect. If AUL changes the Current Rate, such amounts contributed or transferred on or after the effective date of the change earn interest at the new Current Rate; however, amounts contributed or transferred prior to the effective date of the change may earn interest at the prior Current Rate or other Current Rate determined by AUL. Therefore, at any given time, various portions of a Contract Owner's Fixed Account Value may be earning interest at different Current Rates for different periods of time, depending upon when such portions were originally contributed or transferred to the Fixed Account. AUL bears the investment risk for Contract Owner's Fixed Account Values and for paying interest at the Current Rate on amounts allocated to the Fixed Account.


WITHDRAWALS

     A Contract Owner may make a surrender or a withdrawal from his or her Fixed Account Value subject to the provisions of the Contract. A surrender of a Contract Owner's Fixed Account Value will result in a withdrawal payment equal to the value of the Contract Owner's Fixed Account Value as of the day the surrender is effected, minus any applicable withdrawal charge. A withdrawal may be requested for a specified percentage or dollar amount of the Contract Owner's Fixed Account Value. For a further discussion of surrenders and withdrawals as generally applicable to a Contract Owner's Variable Account Value and Fixed Account Value, see "Cash Withdrawals."

TRANSFERS

     A Contract Owner's Fixed Account Value may be transferred from the Fixed Account to the Variable Account subject to certain limitations. The minimum amount that may be transferred from the Fixed Account is $500 or, if the Fixed Account Value is less than $500, the Contract Owner's remaining Fixed Account Value. If the amount remaining in the Fixed Account after a transfer would be less than $500, the remaining amount will be transferred with the amount that has been requested. The maximum amount that may be transferred in any one Contract Year is the lesser of 20% of a Contract Owner's Fixed Account Value as of the last Contract Anniversary preceding the request, or the Contract Owner's entire Fixed Account Value if it would be less than $500 after the transfer. Transfers and withdrawals of a Contract Owner's Fixed Account Value will be effected on a last-in first-out basis. For a discussion of transfers as generally applicable to a Contract Owner's Variable Account Value and Fixed Account Value, see "Transfers of Account Value."

CONTRACT CHARGES

     The withdrawal charge will be the same for amounts surrendered or withdrawn from a Contract Owner's Fixed Account Value as for amounts surrendered or withdrawn from a Contract Owner's Variable Account Value. In addition, the annual fee will be the same whether or not an Owner's Contract Value is allocated to the Variable Account or the Fixed Account. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that AUL pays for income taxes allocable to the Variable Account will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Funds will not be paid directly or indirectly by Contract Owners to the extent the Contract Value is allocated to the Fixed Account; however, such Contract Owners will not participate in the investment experience of the Variable Account. See "Charges and Deductions."

PAYMENTS FROM THE FIXED ACCOUNT

     Surrenders, withdrawals, and transfers from the Fixed Account and payment of Death Proceeds based upon a Contract Owner's Fixed Account Value may be delayed for up to six months after a written request in proper form is received by AUL at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the Contract Owner's Fixed Account Value.

                            MORE ABOUT THE CONTRACTS

DESIGNATION AND CHANGE OF BENEFICIARY

     The Beneficiary designation contained in an application for the Contracts will remain in effect until changed. The interests of a Beneficiary who dies before the Contract Owner will pass to any surviving Beneficiary, unless the Contract Owner specifies otherwise. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Contract Owner prior to the Annuity Date, the Contract Owner's estate is the Beneficiary. Unless otherwise provided, if no designated Beneficiary under an Annuity Option is living after the Annuity Date, upon the death of the Annuitant, the Owner is the Beneficiary. If the Contract Owner is not an individual, the Contract Owner will be the Beneficiary.

     Subject to the rights of an irrevocably designated Beneficiary, the designation of a Beneficiary may be changed or revoked at any time while the Contract Owner is living by filing with AUL a written beneficiary designation or revocation in such form as AUL may require. The change or revocation will not be binding upon AUL until it is received by AUL at its Home Office. When it is so received, the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed, but the change or revocation will be without prejudice to AUL if any payment has been made or any action has been taken by AUL prior to receiving the change or revocation.

     For Contracts issued in connection with Qualified Plans, reference should be made to the terms of the particular Qualified Plan, if any, and any applicable law for any restrictions on the beneficiary designation. For instance, under an Employee Benefit Plan, the Beneficiary (or contingent Annuitant) must be the Contract Owner's spouse if the Contract Owner is married, unless the spouse properly consents to the designation of a Beneficiary (or contingent Annuitant) other than the spouse.

ASSIGNABILITY

     A Contract Owner may assign a Contract, but the rights of the Contract Owner and any Beneficiary will be secondary to the interests of the assignee. AUL assumes no responsibility for the validity of an assignment. Any assignment will not be binding upon AUL until received in writing at its Home Office. An assignment may be a taxable event, so Contract Owners should consult a tax advisor as to the tax consequences resulting from such an assignment.

     However, under certain Qualified Plans, no benefit or privilege under a Contract may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than AUL.

PROOF OF AGE AND SURVIVAL

     AUL may require proof of age, sex, or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

     If the age or sex of an Annuitant or contingent Annuitant has been misstated, the correct amount paid or payable by AUL shall be such as the Contract would have provided for the correct age and sex.

ACCEPTANCE OF NEW PREMIUMS

     AUL reserves the right to refuse to accept new Premiums for a Contract at any time.

                               FEDERAL TAX MATTERS
INTRODUCTION

     The Contracts described in this Prospectus are designed for use in connection with non-tax qualified retirement plans for individuals and for use by individuals in connection with retirement plans under the provisions of Sections 401, 403(b), 457, 408 or 408A of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on values under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee, may depend upon the type of Qualified Plan for which the Contract is purchased and a number of different factors. The discussion contained herein and in the Statement of Additional Information is general in nature. It is based upon AUL's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. Future legislation may affect annuity contracts adversely. Moreover, no attempt is made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the terms of the Qualified Plan and the particular circumstances of the individual involved, any person contemplating the purchase of a Contract, or receiving annuity payments under a Contract, should consult a qualified tax advisor.

AUL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. CONSULT YOUR TAX ADVISOR.

DIVERSIFICATION STANDARDS

     Treasury Department regulations under Section 817(h) of the Code prescribe asset diversification requirements which are expected to be met by the investment companies whose shares are sold to the Investment Accounts. Failure to meet these requirements would jeopardize the tax status of the Contracts. See the Statement of Additional Information for additional details.

     In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account.

     If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in a contract owner's gross income. It is not clear, at present, what these regulations or rulings may provide. It is possible that when the regulations or rulings are issued, the Contracts may need to be modified in order to remain in compliance. AUL intends to make reasonable efforts to comply with any such regulations or rulings so that the Contracts will be treated as annuity contracts for federal income tax purposes and reserves the right to make such changes as it deems appropriate for that purpose.

TAXATION OF ANNUITIES IN GENERAL - NON-QUALIFIED PLANS

     Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards".

  1. Surrenders or Withdrawals Prior to the Annuity Date

     Code Section 72 provides that amounts received upon a surrender or withdrawal from a contract prior to the annuity date generally will be treated as gross income to the extent that the account value of the Contract (determined without regard to any surrender charge in the case of a withdrawal or surrender) exceeds the "investment in the contract." In general, the "investment in the contract" is that portion, if any, of Premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract.

   2. Surrenders or Withdrawals on or after the Annuity Date

     Upon receipt of a lump-sum payment, the recipient is taxed if the account value of the contract exceeds the investment in the contract.

   3. Amounts received as an Annuity

     For amounts received as an Annuity, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludible portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

     Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies AUL of that election. Special rules apply to withholding on distributions from Employee Benefit Plans that are qualified under Section 401(a) of the Code.

  4. Penalty Tax on Certain Surrenders and Withdrawals

     With respect to amounts withdrawn or distributed before the recipient reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (1) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (2) attributable to the recipient's becoming totally disabled within the meaning of Code Section 72(m)(7); or (3) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the recipient, or the joint lives (or joint life expectancies) of the recipient and his beneficiary. The 10% penalty also does not apply in certain other circumstances described in Code Section 72.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (3) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined in accordance with IRS regulations) equal to the tax that would have been imposed but for item (3) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the recipient attains age 59 1/2, or (b) before the recipient reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

  1. Distribution-at-Death Rules

     In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if the owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, the remaining interest must be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the Annuity Date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the designated beneficiary is the spouse of the owner, the contract may be continued in the name of the spouse as owner.

     For purposes of determining the timing of distributions under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner's spouse.

  2. Gift of Annuity Contracts

     Generally, gifts of contracts (not purchased in connection with a Qualified
Plan) before the Annuity Commencement Date will trigger income tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. This provision does not apply to certain transfers incident to a divorce. The 10% penalty tax on pre-age 59 1/2 withdrawals and distributions and gift tax also may be applicable.

  3. Contracts Owned by Non-Natural Persons

     If the contract is held by a non-natural person (for example, a corporation in connection with its non-tax qualified deferred compensation plan) the income on that contract (generally the net surrender value less the Premium payments) is includible in taxable income each year. Other taxes (such as the alternative minimum tax and the environmental tax imposed under Code Section 59A) may also apply. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of an Employee Benefit Plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions. However, the income of state and local governments and tax-exempt organizations generally is exempt from federal income tax.

  4. Multiple Contract Rule

     For  purposes  of  determining  the amount of any  distribution  under Code
Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contract owner during any calendar year must be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Commencement Date, such as a withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this new rule.

QUALIFIED PLANS

     The Contract may be used with certain types of Qualified Plans as described under "The Contracts." The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans will be subject to the terms and conditions of the plans themselves and may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, AUL may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Code or the Employee Retirement Income Securities Act of 1974 ("ERISA"). Consequently, a Contract Owner's Beneficiary designation or elected payment option may not be enforceable.

    The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

  1. Individual Retirement Annuities

     Code Section 408 permits an eligible individual to contribute to an individual retirement program through the purchase of Individual Retirement Annuities ("IRAs"). The Contract may be purchased as an IRA. IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to an IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual Premium for an IRA may not exceed $3,000. Any refund of Premium must be applied to payment of future Premiums or the purchase of additional benefits. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA.


  2. Roth IRA

     Effective January 1, 1998, a Roth IRA under Code Section 408A is available for retirement savings for individuals with earned income. The Contract may be purchased as a Roth IRA. Roth IRA allows an individual to contribute non-deductible contributions for retirement purposes, with the earnings income tax-deferred, and the potential ability to withdraw the money income tax-free under certain circumstances. Roth IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and the time when distributions must commence. Roth IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual Premium for a Roth IRA may not exceed $3,000, reduced by any contribution to that individual's IRA. In addition, a taxpayer may elect to convert an IRA to a Roth IRA, accelerating deferred income taxes on previous earnings in the IRA to a current year.

  3. Corporate Pension and Profit Sharing Plans

     Code Section 401(a) permits corporate employers to establish various types of retirement plans for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees eligible to participate in such plans. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.

     In order for a retirement plan to be "qualified" under Code Section 401, it must: (1) meet certain minimum standards with respect to participation, coverage and vesting; (2) not discriminate in favor of "highly compensated" employees;
(3) provide  contributions  or benefits that do not exceed certain  limitations;
(4) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (5) provide for distributions that comply with certain minimum distribution requirements; (6) provide for certain spousal survivor benefits; and (7) comply with numerous other qualification requirements.

     A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan. Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

  4. Tax-Deferred Annuities

     Section 403(b) of the Code permits the purchase of "tax-deferred annuities" by public schools and organizations described in Section 501(c)(3) of the Code, including certain charitable, educational and scientific organizations. These qualifying employers may pay Premiums under the Contracts for the benefit of their employees. Such Premiums are not includable in the gross income of the employee until the employee receives distributions from the Contract. The amount of Premiums to the tax-deferred annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  5.  Deferred Compensation Plans

     Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes. Distributions received by an employee from a 457 Plan will be taxed as ordinary income.

QUALIFIED PLAN FEDERAL TAXATION SUMMARY

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax advisor with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

     Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump-sums and annuities or installment payments of less than 10 years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan or IRA. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

403(b) PROGRAMS - CONSTRAINTS ON WITHDRAWALS

     Section 403(b) of the Internal Revenue Code permits public school employees and employees of organizations specified in Section 501(c)(3) of the Internal Revenue Code, such as certain types of charitable, educational, and scientific organizations, to purchase annuity contracts, and subject to certain limitations, to exclude the amount of purchase payments from gross income for federal tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of
Section 403(b) that apply to tax years beginning on or after January 1, 1989.

     Section   403(b)   requires   that   distributions   from  Section   403(b)
tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement not begin before the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of income or gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a principal residence, or paying certain tuition expenses.

     An Owner of a Contract purchased as a tax-deferred Section 403(b) annuity contract will not, therefore, be entitled to exercise the right of surrender or withdrawal, as described in this Prospectus, in order to receive his or her Contract Value attributable to Premiums paid under a salary reduction agreement or any income or gains credited to such Contract Owner under the Contract unless one of the above-described conditions has been satisfied, or unless the withdrawal is otherwise permitted under applicable federal tax law. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to a Contract Owner's December 31, 1988 account balance under the old contract, provided that the amounts transferred between contracts meets certain conditions. An Owner's Contract may be able to be transferred to certain other investment or funding alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

                                OTHER INFORMATION

VOTING OF SHARES OF THE FUNDS

     AUL is the legal owner of the shares of the Portfolios of the Funds held by the Investment Accounts of the Variable Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of the Funds held in the Investment Accounts at regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Contract Owner. AUL or the pertinent Fund shall send to each Contract Owner a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Fund's shares.

     Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the Funds, the number of Fund shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to a Contract on a particular date by the net asset value per share of that Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Contracts for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Contracts participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers it shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law or contract, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for Contracts participating in the Investment Account.
     Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Funds.

SUBSTITUTION OF INVESTMENTS

     AUL reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. If shares of any or all of the Funds should become unavailable for investment, or if, in the judgment of AUL's management, further investment in shares of any or all of the Funds should become inappropriate in view of the purposes of the Contracts, AUL may substitute shares of another fund for shares already purchased, or to be purchased in the future under the Contracts. AUL may also purchase, through the Variable Account, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Contract Owners or as permitted by Federal law.

     Where required under applicable law, AUL will not substitute any shares attributable to a Contract Owner's interest in an Investment Account or the Variable Account without notice, Contract Owner approval, or prior approval of the SEC or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

     AUL also reserves the right to establish additional Investment Accounts of the Variable Account that would invest in another investment company, a series thereof, or other suitable investment vehicle. New Investment Accounts may be established in the sole discretion of AUL, and any new Investment Account will be made available to existing Contract Owners on a basis to be determined by AUL. AUL may also eliminate or combine one or more Investment Accounts or cease permitting new allocations to an Investment Account if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to any required regulatory approvals, AUL reserves the right to transfer assets of any Investment Account of the Variable Account to another separate account or Investment Account.

     In the event of any such substitution or change, AUL may, by appropriate endorsement, make such changes in these and other Contracts as may be necessary or appropriate to reflect such substitution or change. AUL reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law, an Investment Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of AUL or an affiliate thereof. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

     AUL reserves the right, without the consent of Contract Owners, to make any change to the provisions of the Contracts to comply with, or to give Contract Owners the benefit of, any Federal or state statute, rule, or regulation, including, but not limited to, requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

RESERVATION OF RIGHTS

     AUL reserves the right to refuse to accept new Premiums under a Contract and to refuse to accept any application for a Contract.

PERIODIC REPORTS

     AUL will send quarterly statements showing the number, type, and value of Accumulation Units credited to the Contract. AUL will also send statements reflecting transactions in a Contract Owner's Account as required by applicable law. In addition, every person having voting rights will receive such reports or Prospectuses concerning the Variable Account and the Funds as may be required by the 1940 Act and the 1933 Act.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Variable Account is a party, or which would materially affect the Variable Account.

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Contracts described in this Prospectus and the organization of AUL, its authority to issue the Contracts under Indiana law, and the validity of the forms of the Contracts under Indiana law have been passed upon by the Associate General Counsel of AUL.

     Legal matters relating to the Federal securities and Federal income tax laws have been passed upon by Dechert, Washington, D.C.

FINANCIAL STATEMENTS

     Financial statements of OneAmerica Financial Partners, Inc. as of December 31, 2001, are included in the Statement of Additional Information.

                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown in the prospectus under "Performance of the Investment Accounts." Performance information for the Investment Accounts may also appear in promotional reports and literature to current or prospective Owners or Participants in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the OneAmerica Money Market Portfolio ("Money Market Investment Account"), the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts.

     Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Investment Account), and will reflect the deduction of the applicable withdrawal charge, the mortality and expense risk charge, and if applicable, the administrative charge. Hypothetical quotations of average annual total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations based upon the performance of the mutual fund portfolio in which that Investment Account invests, and will reflect the deduction of the applicable withdrawal charge, the administrative charge, and the mortality and expense risk charge as if, and to the extent, that such charges had been applicable. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the withdrawal charge and the administrative charge and may be shown for different periods.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which Contract Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Fund in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as representation of what may be achieved in the future. For a description of the methods used to determine yield and total return in promotional reports and literature for the Investment Accounts, information on possible uses for performance, and other information, see the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to AUL. The Table of Contents of the Statement of Additional Information is set forth below:


GENERAL INFORMATION AND HISTORY..................................................................    3
DISTRIBUTION OF CONTRACTS........................................................................    3
CUSTODY OF ASSETS................................................................................    3
TAX STATUS OF AUL AND THE VARIABLE ACCOUNT.......................................................    3
TAX TREATMENT OF AND LIMITS ON PREMIUMS UNDER RETIREMENT PLANS...................................  3-6
  403(b) Programs................................................................................    4
  408 and 408A Programs..........................................................................    4
  Employee Benefit Plans.........................................................................    5
  Tax Penalty for All Annuity Contracts..........................................................    5
  Withholding for Employee Benefit Plans and Tax-Deferred Annuities..............................    5
INDEPENDENT ACCOUNTANTS..........................................................................    6
PERFORMANCE INFORMATION..........................................................................  6-7
FINANCIAL STATEMENTS............................................................................. 7-20

A Statement of Additional Information may be obtained without charge by calling or writing AUL at the telephone number and address set forth in the front of this Prospectus. A postage pre-paid envelope is included for this purpose.

================================================================================
          No dealer, salesman or any other person is authorized by the AUL American Individual Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.

          AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL American Individual Unit Trust, AUL and its variable annuities, please reference the Registration Statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.

          The products described herein are not insured by the Federal Deposit Insurance Corporation ("FDIC"); are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.


================================================================================






                       AUL AMERICAN INDIVIDUAL UNIT TRUST

                      Individual Variable Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS


                               Dated: May 1, 2002


================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2002


                       AUL American Individual Unit Trust
                      Individual Variable Annuity Contracts

                                   Offered By



                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282
                                 (317) 285-4045




                 Individual Annuity Service Office Mail Address:
                 P.O. Box 7127, Indianapolis, Indiana 46209-7127
                                 (800) 863-9354




         This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for AUL American Individual Unit Trust, dated May 1, 2002.


         A Prospectus is available without charge by calling the number listed above or by mailing the Business Reply Mail card included in this Statement of Additional Information to American United Life Insurance Company(R) ("AUL") at the address listed above.

                                TABLE OF CONTENTS
Description                                                                                        Page

GENERAL INFORMATION AND HISTORY.................................................................    3

DISTRIBUTION OF CONTRACTS.......................................................................    3

CUSTODY OF ASSETS...............................................................................    3

TAX STATUS OF AUL AND THE VARIABLE ACCOUNT......................................................    3

TAX TREATMENT OF AND LIMITS ON PREMIUMS UNDER RETIREMENT PROGRAMS...............................  3-6
  403(b) Programs...............................................................................    4
  408 and 408A Programs.........................................................................    4
  Employee Benefit Plans........................................................................    5
  Tax Penalty for All Annuity Contracts.........................................................    5
  Withholding for Employee Benefit Plans and Tax-Deferred Annuities.............................    5

INDEPENDENT ACCOUNTANTS.........................................................................    6

PERFORMANCE INFORMATION.........................................................................  6-7


FINANCIAL STATEMENTS............................................................................ 8-20

                         GENERAL INFORMATION AND HISTORY

     For a general description of AUL and AUL American Individual Unit Trust (the "Variable Account"), see the section entitled "Information about AUL, The Variable Account, and The Funds" in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the Prospectus.
                            DISTRIBUTION OF CONTRACTS

     AUL is the Principal Underwriter for the variable annuity contracts (the "Contracts") described in the Prospectus and in this Statement of Additional Information. OneAmerica Securities, Inc., a wholly owned subsidiary of AUL, is the distributor of the Contracts. OneAmerica Securities, Inc. is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer. The Contracts are currently being sold in a continuous offering. While AUL does not anticipate discontinuing the offering of the Contracts, it reserves the right to do so. The Contracts are sold by registered representatives of OneAmerica Securities, Inc., who are also licensed insurance agents.

     AUL also has sales agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable annuity contracts. The broker-dealers are required to be registered with the SEC and members of the National Association of Securities Dealers, Inc.

     AUL serves as the Principal Underwriter without compensation from the Variable Account.

                                CUSTODY OF ASSETS

     The assets of the Variable Account are held by AUL. The assets are maintained separate and apart from the assets of other separate accounts of AUL and from AUL's General Account assets. AUL maintains records of all purchases and redemptions of shares of the Funds.

                   TAX STATUS OF AUL AND THE VARIABLE ACCOUNT

     The operations of the Variable Account form a part of AUL, so AUL will be responsible for any federal income and other taxes that become payable with respect to the income of the Variable Account. Each Investment Account will bear its allocable share of such liabilities, but under current law, no dividend, interest income, or realized capital gain attributable, at a minimum, to appreciation of the Investment Accounts will be taxed to AUL to the extent it is applied to increase reserves under the Contracts.

     Each of the Funds in which the Variable Account invests has advised AUL that it intends to qualify as a "regulated investment company" under the Code. AUL does not guarantee that any Fund will so qualify. If the requirements of the Code are met, a Fund will not be taxed on amounts distributed on a timely basis to the Variable Account. Were such a Fund not to so qualify, the tax status of the Contracts as annuities might be lost, which could result in immediate taxation of amounts earned under the Contracts (except those held in Employee Benefit Plans and 408 Programs).

     Under regulations promulgated under Code Section 817(h), each Investment Account must meet certain diversification standards. Generally, compliance with these standards is determined by taking into account an Investment Account's share of assets of the appropriate underlying Fund. To meet this test, on the last day of each calendar quarter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For the purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers.

        TAX TREATMENT OF AND LIMITS ON PREMIUMS UNDER RETIREMENT PROGRAMS

     The Contracts may be offered for use with several types of qualified or non-qualified retirement programs as described in the Prospectus. The tax rules applicable to Owners of Contracts used in connection with qualified retirement programs vary according to the type of retirement plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of qualified retirement programs.

     Owners, Annuitants, Beneficiaries and other payees are cautioned that the rights of any person to any benefits under these programs may be subject to the terms and conditions of the Qualified Plans themselves, regardless of the terms and conditions of the Contracts issued in connection therewith.

     Generally, no taxes are imposed on the increases in the value of a Contract by reason of investment experience or employer contributions until a distribution occurs, either as a lump-sum payment or annuity payments under an elected Annuity Option or in the form of cash withdrawals, surrenders, or other distributions prior to the Annuity Date.

     The amount of Premiums that may be paid under a Contract issued in connection with a Qualified Plan are subject to limitations that may vary depending on the type of Qualified Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Qualified Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Qualified Plan or subject the Annuitant to penalty taxes. As a result, the minimum distribution rules could limit the availability of certain Annuity Options to Contract Owners and their Beneficiaries.

     Below are brief descriptions of various types of qualified retirement programs and the use of the Contracts in connection therewith. Unless otherwise indicated in the context of the description, these descriptions reflect the assumption that the Contract Owner is a participant in the retirement program. For Employee Benefit Plans that are defined benefit plans, a Contract generally would be purchased by a Participant, but owned by the plan itself.

403(b) PROGRAMS

     Premiums paid pursuant to a 403(b) Program are excludible from a Contract Owner's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g), and 415 of the Code. Section 402(g) generally limits a Contract Owner's salary reduction Premiums to a 403(b) Program to $11,000 a year. The $11,000 limit may be reduced by salary reduction Premiums to another type of retirement plan. A Contract Owner with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the $11,000 limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

     Section 415(c) also provides an overall limit on the amount of employer and Contract Owner's salary reduction Premiums to a Section 403(b) Program that will be excludible from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (a) $40,000, or (b) 100% of the Contract Owner's annual compensation (reduced by his salary reduction Premiums to the 403(b) Program and certain other employee plans). This limit will be reduced if a Contract Owner also participates in an Employee Benefit Plan maintained by a business that he or she controls.

     The limits described above do not apply to amounts "rolled over" from another Section 403(b) Program. A Contract Owner who receives an "eligible rollover distribution" will be permitted either to roll over such amount to another Section 403(b) Program or an IRA within 60 days of receipt or to make a direct rollover to another Section 403(b) Program or an IRA without recognition of income. An "eligible rollover distribution" means any distribution to a Contract Owner of all or any taxable portion of the balance of his credit under a Section 403(b) Program, other than a required minimum distribution to a Contract Owner who has reached age 70 1/2 and excluding any distribution which is one of a series of substantially equal payments made (1) over the life expectancy of the Contract Owner or the joint life expectancy of the Contract Owner and his beneficiary or (2) over a specified period of 10 years or more. Provisions of the Code require that 20% of every eligible rollover distribution that is not directly rolled over be withheld by the payor for federal income taxes.

408 AND 408A PROGRAMS

     Code Sections 219, 408 and 408A permit eligible individuals to contribute to an individual retirement program, including a Simplified Employee Pension Plan, an Employer Association Established Individual Retirement Account Trust, known as an Individual Retirement Account ("IRA"), and a Roth IRA. These IRA accounts are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA. Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.

     If an Owner of a Contract issued in connection with a 408 Program surrenders the Contract or makes a withdrawal, the Contract Owner will realize income taxable at ordinary tax rates on the amount received to the extent that the amount exceeds the 408 Premiums that were not excludible from the taxable income of the employee when paid.

     Premiums paid to the individual retirement account of a Contract Owner under a 408 Program that is described in Section 408(c) of the Internal Revenue Code are subject to the limits on Premiums paid to individual retirement accounts under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, Premiums paid to an individual retirement account are limited to the lesser of $3,000 per year or the Contract Owner's annual compensation. In the case of an individual who has attained the age of 50 before the close of the taxable year, the deductible amount for such taxable year shall increase by $500. For tax years beginning after 1996, if a married couple files a joint return, each spouse may, in the great majority of cases, make contributions to his or her IRA up to the $3,000 limit. The extent to which a Contract Owner may deduct Premiums paid in connection with this type of 408 Program depends on his and his spouse's gross income for the year and whether either participate in another employer-sponsored retirement plan.

     Premiums paid in connection with a 408 Program that is a simplified employee pension plan are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits Premiums paid in connection with a simplified employee pension plan to the lesser of (a) 25% of the Contract Owner's compensation, or (b) $40,000. Premiums paid through salary reduction are subject to additional annual limits.

     Withdrawals   from  Roth   IRAs  may  be  made   tax-free   under   certain
circumstances. Please consult your tax advisor for more details.

457 PROGRAMS

     Deferrals by an eligible individual to a 457 Program generally are limited under Section 457(b) of the Internal Revenue Code to the lesser of (a) $11,000 or (b) 100% of the Contract Owner's includable compensation. If the Contract Owner participates in more than one 457 Program, the $11,000 limit applies to contributions to all such programs. The $11,000 limit is reduced by the amount of any salary reduction contribution the Contract Owner makes to a 403(b) Program, a 408 Program, or an Employee Benefit Program. The Section 457(b) limit is increased during the last three years ending before the Contract Owner reaches his normal retirement age under the 457 Program. Effective January 1, 1997, the limit on deferrals is indexed in $500 increments.

EMPLOYEE BENEFIT PLANS

     Code Section 401 permits business employers and certain associations to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.

     If an Owner of a Contract issued in connection with an Employee Benefit Plan who is a participant in the Plan receives a lump-sum distribution, the portion of the distribution equal to any Premiums that were taxable to the Contract Owner in the year when paid is generally received tax free. The balance of the distribution will generally be treated as ordinary income. Special ten-year averaging and a capital-gains election may be available to a Contract Owner who reached age 50 before 1986.

     Under an Employee Benefit Plan under Section 401 of the Code, when annuity payments commence (as opposed to a lump-sum distribution), under Section 72 of the Code, the portion of each payment attributable to Premiums that were taxable to the participant in the year made, if any, is excluded from gross income as a return of the participant's investment. The portion so excluded is determined at the time the payments commence by dividing the participant's investment in the Contract by the expected return. The periodic payments in excess of this amount are taxable as ordinary income. Once the participant's investment has been recovered, the full annuity payment will be taxable. If the annuity should stop before the investment has been received, the unrecovered portion is deductible on the Annuitant's final return. If the Contract Owner paid no Premiums that were taxable to the Contract Owner in the year made, there would be no portion excludible.

     The applicable annual limits on Premiums paid in connection with an Employee Benefit Plan depend upon the type of plan. Total Premiums paid on behalf of a Contract Owner who is a participant to all defined contribution plans maintained by an Employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $40,000, or (b) 100% of a participant's annual compensation. Premiums paid through salary reduction to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Premiums paid to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participant will receive under the plan formula. The maximum annual benefit any participant may receive under an Employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for a participant who participates in a defined contribution plan and a defined benefit plan maintained by the same employer.

TAX PENALTY FOR ALL ANNUITY CONTRACTS

     Any distribution made to a Contract Owner who is a participant from an Employee Benefit Plan or a 408 Program other than on account of one or more of the following events will be subject to a 10% penalty tax on the amount distributed:

   (a) the Contract Owner has attained age 59 1/2;
   (b) the Contract Owner has died; or
   (c) the Contract Owner is disabled.


     In addition, a distribution from an Employee Benefit Plan will not be subject to a 10% excise tax on the amount distributed if the Contract Owner is 55 and has separated from service. Distributions received at least annually as part of a series of substantially equal periodic payments made for the life of the Participant will not be subject to an excise tax. Certain amounts paid for medical care also may not be subject to an excise tax.


WITHHOLDING FOR EMPLOYEE BENEFIT PLANS AND
   TAX-DEFERRED ANNUITIES

     Distributions from an Employee Benefit Plan to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form a lump-sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory federal income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts to another Employee Benefit Plan or to an Individual Retirement Account under Code Section 408. The taxable amount is the amount of the distribution, less the amount allocable to after-tax Premiums.

     All other types of distributions from Employee Benefit Plans and all distributions from Individual Retirement Accounts, are subject to federal income tax withholding on the taxable amount unless the distributee elects not to have the withholding apply. The amount withheld is based on the type of distribution. Federal tax will be withheld from annuity payments (other than those subject to mandatory 20% withholding) pursuant to the recipient's withholding certificate. If no withholding certificate is filed with AUL, tax will be withheld on the basis that the payee is married with three withholding exemptions. Tax on all surrenders and lump-sum distributions from Individual Retirement Accounts will be withheld at a flat 10% rate.

     Withholding on annuity payments and other distributions from the Contract will be made in accordance with regulations of the Internal Revenue Service.

                             INDEPENDENT ACCOUNTANTS



     The combined balance sheets for OneAmerica Financial Partners, Inc. at December 31, 2001 and 2000 and the related combined statements of operations and comprehensive income, changes in equity and statements of cash flows for the years then ended, appearing herein have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown in the prospectus under "Performance of the Investment Accounts." Performance information for the Investment Accounts may also appear in promotional reports and literature to current or prospective Owners or Participants in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the OneAmerica Money Market Portfolio ("Money Market Investment Account"), the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts.

     Current yield for the Money Market Investment Account will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro rata share of the Investment Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent.

     Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                             365/7
Effective Yield  =  [(Base Period Return + 1)     ] - 1

     Quotations of yield for the remaining Investment Accounts will be based on all a 30-day (or one month) period ended on the date of the most recent balance sheet included in the post-effective amendment to the registration statement, and will be computed by dividing net investment income per Accumulation Unit on the last day of the period, according to the following formula:

             a-b       6
YIELD =  2[(-----) + 1)  - 1]
             cd

where a = net investment income earned during the period by the Portfolio attributable to shares owned by the Investment Account

      b = expenses accrued for the period (net of reimbursements),

      c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

      d = the value (maximum offering period) per Accumulation Unit on the last day of the period.

     Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Investment Account), calculated pursuant to the following formula: P(1 + T)**n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Hypothetical quotations of average total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations based upon the performance of the mutual fund portfolio in which that Investment Account invests, as adjusted for applicable charges. All standardized total return figures reflect the deduction of the applicable withdrawal charge, the administrative charge, and the mortality and expense risk charge. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the withdrawal charge and the administrative charge and quotations of total return may reflect other periods of time.



     The average annual return that the Investment Accounts achieved for the one year, three year, five year, and the lesser of ten years or since inception for the periods ended December 31, 2000 under a Flexible Premium Contract and a One Year Flexible Premium Contract (assuming the withdrawal charge is taken into account in computing the ending redeemable value) and all Contracts (assuming the withdrawal charge is not taken into account in computing the ending redeemable value) may be found in the Prospectus.


     Performance information for an Investment Account may be compared, in promotional reports and literature, to: (1) the Standard & Poor's 500 Composite Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare an Investment Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Funds in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Promotional reports and literature may also contain other information including (1) the ranking of any Investment Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; (2) the effect of tax-deferred compounding on an Investment Account's investment returns, or returns in general, which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis; (assuming one or more tax rates) with the return on a taxable basis; and (3) AUL's rating or a rating of AUL's claim-paying ability by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                              FINANCIAL STATEMENTS


     The financial statements of AUL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of AUL to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
OneAmerica Financial Partners, Inc.


In our opinion, the accompanying combined balance sheets and the related combined statements of operations and comprehensive income, changes in equity and cash flows present fairly, in all material respects, the financial position of OneAmerica Financial Partners, Inc., its subsidiaries and affiliates (the "Company") at December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Indianapolis, Indiana
March 8, 2002

OneAmerica Financial Partners, Inc.
Combined Balance Sheets

December 31                                                                     2001         (in millions)          2000

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Assets
Investments:
    Fixed maturities:
      Available-for-sale at fair value                                     $ 3,073.2                           $ 2,171.9
      Held-to-maturity at amortized cost                                     1,199.4                             1,934.9
    Equity securities at fair value                                             22.9                                25.8
    Mortgage loans                                                           1,316.7                             1,253.0
    Real estate                                                                 40.0                                43.1
    Policy loans                                                               153.5                               149.4
    Short-term and other invested assets                                        26.5                                46.4
    Cash and cash equivalents                                                  154.0                                69.9

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

      Total investments                                                      5,986.2                             5,694.4

Accrued investment income                                                       75.8                                78.4
Reinsurance receivables                                                        725.9                               430.5
Deferred acquisition costs                                                     626.1                               588.5
Property and equipment                                                          88.4                                79.0
Insurance premiums in course of collection                                     138.7                               111.6
Other assets                                                                    75.9                                95.6
Assets held in separate accounts                                             3,865.7                             3,854.6

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

      Total assets                                                        $ 11,582.7                          $ 10,932.6

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Liabilities and equity
Liabilities
    Policy reserves                                                        $ 5,557.9                           $ 5,215.0
    Other policyholder funds                                                   264.0                               270.5
    Pending policyholder claims                                                600.9                               365.9
    Surplus notes                                                               75.0                                75.0
    Other liabilities and accrued expenses                                     284.5                               304.0
    Liabilities related to separate accounts                                 3,865.7                             3,854.6

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

      Total liabilities                                                     10,648.0                            10,085.0

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Equity
    Common stock, no par value -
      authorized 1,000 shares; issued and outstanding
      100 shares                                                                   -                                   -
    Retained earnings                                                          897.1                               843.1
    Accumulated other comprehensive income:
      Unrealized appreciation of
        securities, net of deferred income taxes                                37.6                                 4.5

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

      Total equity                                                             934.7                               847.6

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

      Total liabilities and equity                                        $ 11,582.7                          $ 10,932.6

-------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

OneAmerica Financial Partners, Inc.
Combined Statements of Operations and Comprehensive Income


Year ended December 31                                                                2001         (in millions)           2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Revenues:
    Insurance premiums and other considerations                                    $ 808.8                              $ 693.0
    Policy and contract charges                                                       96.5                                103.7
    Net investment income                                                            446.9                                440.0
    Realized investment gains (losses)                                               (13.5)                                 6.6
    Other income                                                                      33.1                                 33.0

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

      Total revenues                                                               1,371.8                              1,276.3

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Benefits and expenses:
    Policy benefits                                                                  701.8                                597.0
    Interest expense on annuities and financial products                             186.6                                193.6
    General operating expenses                                                       173.8                                164.8
    Commissions                                                                      146.0                                118.6
    Amortization                                                                      63.5                                 56.5
    Dividends to policyholders                                                        25.9                                 27.8
    Interest expense on surplus notes                                                  5.8                                  5.8

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

      Total benefits and expenses                                                  1,303.4                              1,164.1

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Income before income tax expense                                                      68.4                                112.2
Income tax expense                                                                    14.4                                 31.9

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

      Net income                                                                    $ 54.0                               $ 80.3

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Other comprehensive income, net of income tax:
    Change in unrealized appreciation of securities                                   33.1                                 28.1

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Comprehensive Income                                                                $ 87.1                              $ 108.4
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.
                                        3

Combined Statements of Changes in Equity

December 31                                                                            2001         (in millions)           2000

------------------------------------------------------------------------------------------------------------------------------------

Common stock                                                                        $ -                                  $ -

------------------------------------------------------------------------------------------------------------------------------------

Retained earnings:
    Beginning balance                                                               $ 843.1                              $ 762.8
    Net income                                                                         54.0                                 80.3

------------------------------------------------------------------------------------------------------------------------------------

      Total retained earnings                                                       $ 897.1                              $ 843.1

------------------------------------------------------------------------------------------------------------------------------------

Accumulated other comprehensive income:
    Beginning balance                                                                 $ 4.5                              $ (23.6)
    Change in unrealized appreciation
      of securities                                                                    33.1                                 28.1

------------------------------------------------------------------------------------------------------------------------------------

    Total accumulated other comprehensive income                                     $ 37.6                                $ 4.5

------------------------------------------------------------------------------------------------------------------------------------

      Total equity                                                                  $ 934.7                              $ 847.6
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

OneAmerica Financial Partners, Inc.
Combined Statements of Cash Flows

Year ended December 31                                                        2001         (in millions)       2000

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Net income                                                                  $ 54.0                           $ 80.3

Adjustments to reconcile net income to net cash
    provided by operating activities:
      Amortization                                                            63.5                             56.5
      Depreciation                                                            14.7                             13.6
      Deferred taxes                                                           2.7                              9.5
      Realized investment (gains) losses                                      13.5                             (6.6)
      Policy acquisition costs capitalized                                  (104.0)                          (110.4)
      Interest credited to deposit liabilities                               179.7                            187.2
      Fees charged to deposit liabilities                                    (33.1)                           (33.0)
      Amortization and accrual of investment income                           (8.8)                            (6.6)
      Increase in insurance liabilities                                      547.7                            312.3
      Increase in other assets                                              (353.2)                          (107.4)
      Increase (decrease) in other liabilities                               (19.5)                            21.3

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                    357.2                            416.7

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Purchases:
      Fixed maturities, held-to-maturity                                     (98.6)                           (86.5)
      Fixed maturities, available-for-sale                                  (937.4)                          (552.2)
      Equity securities                                                       (4.1)                            (3.2)
      Mortgage loans                                                        (172.9)                          (201.4)
      Real estate                                                             (1.9)                            (4.8)
      Short-term and other invested assets                                    (9.7)                           (13.4)

    Proceeds from sales, calls or maturities:
      Fixed maturities, held-to-maturity                                     314.6                            305.8
      Fixed maturities, available-for-sale                                   616.6                            308.9
      Equity securities                                                        6.6                             64.7
      Mortgage loans                                                         109.8                            106.1
      Real estate                                                              1.3                                -
      Short-term and other invested assets                                    29.5                             74.6

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Net cash used by investing activities                                       (146.2)                            (1.4)

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
      Deposits to insurance liabilities                                    1,162.2                          1,094.7
      Withdrawals from insurance liabilities                              (1,285.1)                        (1,501.6)
      Other                                                                   (4.0)                            (0.8)

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Net cash used by financing activities                                       (126.9)                          (407.7)

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Net increase in cash and
    cash equivalents                                                          84.1                              7.6

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents beginning of year                                   69.9                             62.3

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents end of year                                      $ 154.0                           $ 69.9
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

OneAmerica Financial Partners, Inc.
Notes to Financial Statements




1.   Significant Accounting Policies

Reorganization

OneAmerica Financial Partners, Inc. (OneAmerica or"the Company"), is a wholly owned subsidiary of American United Mutual Insurance Holding Company (AUMIHC). On December 17, 2000, American United Life Insurance Company (AUL) reorganized and formed a mutual insurance holding company, AUMIHC, and an intermediate stock holding company, OneAmerica. As part of the reorganization, AUL converted from a mutual to a stock insurance company through a non-cash transaction, and OneAmerica became the parent of AUL.

The conversion was approved by the policyholders and by the Indiana Department of Insurance. Upon conversion to a stock company, all outstanding shares of AUL stock were issued to AUMIHC through OneAmerica. AUMIHC will at all times, in accordance with the Indiana Mutual Holding Company Law, control at least a majority of the voting shares of the capital stock of AUL through OneAmerica. Policyholder membership rights exist at AUMIHC, while the policyholder contract rights remain with AUL.

The reorganization was a change in legal organization but not a change in the enterprise. As such, the transaction was accounted for at historical cost in a manner similar to pooling-of-interests accounting, and comparative financial statements are presented.

Nature of Operations and Business Presentation

OneAmerica owns 100 percent of AUL, which is an Indiana-domiciled stock life insurance company with headquarters in Indianapolis. AUL is licensed to do business in 49 states and the District of Columbia, and is an authorized reinsurer in all states. In addition, AUL markets reinsurance products and services in several foreign countries. AUL offers individual life and annuity products through its general and career agents. AUL's qualified group retirement plans, tax-deferred annuities and other nonmedical group products are marketed through regional representatives, agents and brokers. Life, long-term care, accident and other reinsurance is marketed directly to other insurance companies and through intermediaries in both the domestic and international markets. The combined financial statements of the Company include the accounts of OneAmerica; its affiliate, The State Life Insurance Company (State Life); and its subsidiaries, AUL, AUL Equity Sales Corporation (effective 2002, OneAmerica Securities), AUL Reinsurance Management Services, LLC, and CNL Financial Corporation (CNL). Significant intercompany transactions have been eliminated.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). AUL, State Life and CNL file separate financial statements with insurance regulatory authorities, which are prepared on the basis of statutory accounting practices that are significantly different from financial statements prepared in accordance with GAAP. These financial statements are described in detail in Note 11 - Statutory Information.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Fixed maturity securities, which may be sold to meet liquidity and other needs of the Company, are categorized as available- for-sale and are stated at fair value. Unrealized gains and losses resulting from carrying available-for-sale securities at fair value are reported in equity, net of deferred taxes. Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are stated at amortized cost. Equity securities are stated at fair value. Mortgage loans on real estate are carried at amortized cost, less an impairment allowance for estimated uncollectible amounts. Real estate is reported at cost, less allowances for depreciation. Depreciation is provided (straight line) over the estimated useful lives of the related assets. Investment real estate is net of accumulated depreciation of $35.6 million and $33.2 million at December 31, 2001 and 2000, respectively. Depreciation expense for investment real estate amounted to $2.3 million for 2001 and 2000. Policy loans are carried at their unpaid balance. Other invested assets are reported at cost, plus the Company's equity in undistributed net equity since acquisition. Short-term investments include

OneAmerica Financial Partners, Inc.
Notes to Financial Statements

investments with maturities of one year or less at the date of acquisition and are carried at amortized cost, which approximates market value. Short-term certificates of deposit and savings certificates are considered to be cash equivalents. The carrying amount for cash and cash equivalents approximates market value.

Realized gains and losses on sale or call of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in value of an investment is determined to be other than temporary, a loss is recorded, which is included in realized investment gains and losses.


Deferred Policy Acquisition Costs

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy underwriting and issue, and certain variable agency expenses. These costs are amortized with interest as follows:

     For participating whole life insurance products, over the lesser of 30 years or the lifetime of the policy in relation to the present value of estimated gross margins from expenses, investments and mortality, discounted using the expected investment yield.

     For universal life-type policies and investment contracts, over the lesser of the lifetime of the policy or 30 years for life policies or 20 years for other policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

     For term life insurance products and life reinsurance policies, over the lesser of the benefit period or 30 years for term life or 20 years for life reinsurance policies in relation to the anticipated annual premium revenue, using the same assumptions used in calculating policy benefits.

     For miscellaneous group life and individual and group health policies, straight line over the expected life of the policy.

     For credit insurance policies, the deferred acquisition cost balance is primarily equal to the unearned premium reserve multiplied by the ratio of deferrable commissions to premiums written.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For universal life-type contracts, investment contracts and participating whole life policies, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits or gross margins expected over the life of a block of business to maintain a constant relationship between cumulative amortization and the present value of gross profits or gross margins. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.

Goodwill and other intangible assets

Goodwill represents the excess of cost of acquisition over the fair value of assets acquired, and other intangibles include the present value of future profits on business acquired. The amortization of goodwill and other intangibles was $13.7 million and $2.1 million in 2001 and 2000, respectively.

Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policies, primarily variable annuity contracts, equity-based pension and profit sharing plans and variable universal life policies. The assets of these accounts are legally segregated and are valued at fair value. The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.

Property and Equipment

Property and equipment includes real estate owned and occupied by the Company. Property and equipment is carried at cost, net of accumulated depreciation of $69.4 million and $60.4 million as of December 31, 2001 and 2000, respectively. The Company provides for depreciation of property and equipment using the straight-line method over its estimated useful life. Depreciation expense for 2001 and 2000 was $12.4 million and $11.3 million, respectively.

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)


Premium Revenue and Benefits to Policyholders

The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed. Such premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Reserves for Future Policy and Contract Benefits

Liabilities for future policy benefits for participating whole life policies are calculated using the net level premium method and assumptions as to interest and mortality. The interest rate is the dividend fund interest rate, and the mortality rates are those guaranteed in the calculation of cash surrender values described in the contract. Liabilities for future policy benefits for term life insurance and life reinsurance policies are calculated using the net level premium method and assumptions as to investment yields, mortality and withdrawals. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values, plus certain deferred policy fees, which are amortized using the same assumptions and factors used to amortize the deferred policy acquisition costs. If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain), the liability for future benefits is the present value of such guaranteed benefits. Claim liabilities include provisions for reported claims and estimates based on historical experience for claims incurred but not reported.

Income Taxes

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.

Comprehensive Income

Comprehensive income is the change in equity of the Company that results from recognized transactions and other economic events of the period other than transactions with the policyholders. Comprehensive income includes net income and net unrealized gains (losses) on available-for-sale securities.

Reclassification

Certain  2000   balances  have  been   reclassified   to  conform  to  the  2001
presentation.

Derivatives

In 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities, and requires recognition of all derivatives as either assets or liabilities measured at fair value.

The Company, upon its adoption of SFAS No. 133, reclassified $522.4 million of held-to-maturity securities as available-for-sale so that those securities could be available as hedged items in future fair value and cash-flow hedge transactions. This reclassification resulted in a net of tax cumulative effect type adjustment of $6.7 million as unrealized gains in other comprehensive income. Under the provisions of SFAS No. 133, such a reclassification does not call into question the Company's intent to hold current or future debt securities to their maturity.

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)

2.   Investments:

The amortized cost and fair value of investments in fixed maturity securities by type of investment were as follows:



                                                                                December 31, 2001

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                Gross            Gross        Estimated
                                                                    Amortized  Unrealized      Unrealized    Fair Value
                                                                      Cost      Gains           Gains
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Available-for-sale:                                                                       (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                           $   113.4        $   4.0      $ 0.3      $   117.1
Corporate securities                                                2,023.5           67.7       39.8        2,051.4
Mortgage-backed securities                                            861.0           44.3        0.6          904.7

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                                                  $ 2,997.9        $ 116.0      $ 40.7     $ 3,073.2

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Held-to-maturity:
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                              $ 53.6        $ 3.1          $ -       $ 56.7
Corporate securities                                                1,011.0         66.3          7.2      1,070.1
Mortgage-backed securities                                            134.8          6.2            -        141.0

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                                                  $ 1,199.4       $ 75.6        $ 7.2    $ 1,267.8

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                                                                                December 31, 2000

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                Gross            Gross        Estimated
                                                                    Amortized  Unrealized      Unrealized    Fair Value
                                                                      Cost      Gains           Gains

-----------------------------------------------------------------------------------------------------------------------

Available-for-sale:                                                                       (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                              $ 52.3        $ 2.5        $ 0.5       $ 54.3
Corporate securities                                                1,521.6         29.6         41.8      1,509.4
Mortgage-backed securities                                            591.4         18.9          2.1        608.2

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                                                  $ 2,165.3       $ 51.0       $ 44.4    $ 2,171.9

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Held-to-maturity:
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                              $ 71.1        $ 2.9        $ 0.2       $ 73.8
Corporate securities                                                1,322.2         49.0         29.5      1,341.7
Mortgage-backed securities                                            541.6         27.9          0.6        568.9

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                                                  $ 1,934.9       $ 79.8       $ 30.3    $ 1,984.4

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)

The amortized cost and fair value of fixed maturity securities at December 31, 2001, by contractual average maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                        Available-for-Sale           Held-to-Maturity                 Total
                                                   ---------------------------  -------------------------- -------------------------
                                                   ---------------------------  -------------------------- -------------------------
(in millions)                                         Amortized                   Amortized                   Amortized
                                                        Cost       Fair Value       Cost        Fair Value      Cost    Fair Value
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Due in one year or less                                 $ 73.8       $ 74.5         $ 64.0       $ 64.9        $ 137.8      $ 139.4
Due after one year through five years                    619.7        632.7          453.3        478.4        1,073.0      1,111.1
Due after five years through 10 years                    896.6        907.5          343.2        371.8        1,239.8      1,279.3
Due after 10 years                                       546.8        553.8          204.1        211.7          750.9        765.5

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                       2,136.9      2,168.5        1,064.6      1,126.8        3,201.5      3,295.3
Mortgage-backed securities                               861.0        904.7          134.8        141.0          995.8      1,045.7

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                     $ 2,997.9     $3,073.2      $ 1,199.4     $1,267.8      $ 4,197.3     $4,341.0

------------------------------------------------------------------------------------------------------------------------------------


Net investment income consisted of the following:

Years ended December 31                                                                               2001 (in millions)     2000

----------------------------------------------------------------------------------------------------------------------------------

Fixed maturity securities                                                                          $ 323.4                $ 323.8
Equity securities                                                                                      0.7                    2.0
Mortgage loans                                                                                       104.0                  100.0
Real estate                                                                                           11.7                   10.2
Policy loans                                                                                           9.9                    9.5
Other                                                                                                 17.3                   14.2

----------------------------------------------------------------------------------------------------------------------------------

Gross investment income                                                                              467.0                  459.7
Investment expenses                                                                                   20.1                   19.7

----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              $ 446.9                $ 440.0

----------------------------------------------------------------------------------------------------------------------------------


Proceeds from the sales of investments in fixed maturities during 2001 and 2000 were approximately $558.6 million and $263.0 million, respectively. Gross gains of $21.3 million and $4.3 million, and gross losses of $12.0 million and $2.2 million were realized in 2001 and 2000, respectively. The change in unrealized appreciation of fixed maturities amounted to approximately $68.7 million and $61.9 million in 2001 and 2000, respectively.

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)


The Company has reported approximately $24.5 million in realized losses related to a decline in fair value below amortized cost that is deemed to be an other than temporary decline on $43.4 million of investments in fixed maturities. The Company does not continue to accrue income on these investments after the amounts are deemed uncollectible. Realized investment gains (losses) consisted of the following:

Years ended December 31                                                                               2001     (in millions)   2000

------------------------------------------------------------------------------------------------------------------------------------

Fixed maturity securities                                                                          $   9.3                  $ 2.1
Equity securities                                                                                      2.7                    5.7
Other securities                                                                                      (1.0)                  (1.2)
Other-than-temporary impairment                                                                      (24.5)                     -

------------------------------------------------------------------------------------------------------------------------------------

Realized investment gains (losses)                                                                 $ (13.5)                 $ 6.6

------------------------------------------------------------------------------------------------------------------------------------


At December 31, 2001, the unrealized depreciation on equity securities of approximately $1.1 million is comprised of $.1 million in unrealized gains and $1.2 million of unrealized losses and has been reflected directly in equity. The change in the unrealized depreciation of equity securities amounted to approximately ($3.1) million and ($.6) million in 2001 and 2000, respectively.

The Company maintains a diversified mortgage loan portfolio and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor. At December 31, 2001, the largest geographic concentration of commercial mortgage loans was in Indiana, California and Florida, where approximately 26 percent of the portfolio was invested. A total of 35 percent of the mortgage loans have been issued on retail properties, primarily backed by long-term leases or guarantees from strong credits.

The Company had outstanding mortgage loan commitments at December 31, 2001, of approximately $21.1 million.

There were four investments that were non-income producing at December 31, 2001 with a book value of $1.4 million.

3.   Other Comprehensive Income:

Accumulated other comprehensive income consisted of the following:

At December 31                                                                                    2001       (in millions)    2000

------------------------------------------------------------------------------------------------------------------------------------

Unrealized appreciation (depreciation):
      Fixed maturity securities                                                                 $ 75.3                      $ 6.6
      Equity securities                                                                           (1.1)                       2.0
Valuation allowance                                                                              (18.5)                      (1.4)
Deferred taxes                                                                                   (18.1)                      (2.7)

------------------------------------------------------------------------------------------------------------------------------------

Accumulated other comprehensive income                                                          $ 37.6                      $ 4.5

------------------------------------------------------------------------------------------------------------------------------------

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)

The components of comprehensive income, other than net income, are illustrated below:

Years ended December 31                                                                       2001       (in millions)        2000

------------------------------------------------------------------------------------------------------------------------------------

Other comprehensive income, net of tax:

Unrealized appreciation on securities,
    net of tax-2001, $17.4; 2000, $18.9; including
    $6.7 from cumulative FAS 133 reclassification adjustment                                $ 29.4                          $ 32.9
Less: reclassification adjustment for gains (losses)
    included in net income,
    net of tax-2001, ($2.0); 2000, $2.6                                                       (3.7)                            4.8

------------------------------------------------------------------------------------------------------------------------------------

    Other comprehensive income, net of tax                                                  $ 33.1                          $ 28.1

------------------------------------------------------------------------------------------------------------------------------------



4.   Insurance Liabilities:

Insurance liabilities consisted of the following:


                                                                                                                  (in millions)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                     Withdrawal             Mortality       Interest Rate          December 31,
                                                     Assumptions            or Morbidity      Assumption
                                                                            Assumption                              2001      2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Future policy benefits:
      Participating whole life contracts             Company experience  Company experience  2.5% to 6.0%         $ 745.8  $   709.6
      Universal life-type contracts                         n/a               n/a               n/a                 381.0      382.9
      Other individual life contracts                Company experience  Company experience  2.5% to 8.0%           451.9      387.6
      Accident and health                                   n/a               n/a               n/a                 272.3      171.5
      Annuity products                                      n/a               n/a               n/a               3,355.3    3,321.8
      Group life and health                                 n/a               n/a               n/a                 351.6      241.6
Other policyholder funds                                    n/a               n/a               n/a                 264.0      270.5
Pending policyholder claims                                 n/a               n/a               n/a                 600.9      365.9

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

      Total insurance liabilities                                                                             $ 6,422.8     $5,851.4

------------------------------------------------------------------------------------------------------------------------------------


Participating life insurance policies represent approximately 5 percent and 3 percent of the total individual life insurance in force at December 31, 2001 and 2000, respectively. Participating policies represented approximately 25 percent and 23 percent of life premium income for 2001 and 2000, respectively. The amount of dividends to be paid is determined annually by the board of directors.

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)

5.   Employees' and Agents' Benefit Plans:

The Company has a noncontributory defined benefit pension plan covering substantially all employees. Company contributions to the employee plan are made periodically in an amount between the minimum ERISA required contribution and the maximum tax-deductible contribution. Contributions made to the plan were $3.8 million in 2001 and $.9 million in 2000. Benefits paid in 2001 and 2000 were $4.9 million and $4.4 million, respectively. The following benefit information for the employees' defined benefit plan was determined by independent actuaries as of December 31, 2001 and 2000, respectively.

                                                                                               2001    (in millions)          2000

------------------------------------------------------------------------------------------------------------------------------------

Actuarial present value of benefits
    for the employees' defined benefit plan                                                  $ 64.1                         $ 55.4
Fair value of plan assets                                                                      54.0                           57.1

------------------------------------------------------------------------------------------------------------------------------------

Funded status                                                                               $ (10.1)                         $ 1.7
------------------------------------------------------------------------------------------------------------------------------------

Net periodic pension cost                                                                     $ 2.2                          $ 1.0

------------------------------------------------------------------------------------------------------------------------------------


Valuation assumptions in determining the projected benefit obligation:
                                                                                           2001                          2000

-----------------------------------------------------------------------------------------------------------------------------------

Discount rate                                                                              7.5%                          8.0%
Expected return                                                                            9.0%                          9.0%
Compensation increase rate                                                                 4.0%                          4.3%

-----------------------------------------------------------------------------------------------------------------------------------


The Company has a defined contribution plan that is a 401(k) salary reduction/savings plan for employees. Quarterly contributions covering employees who have completed one full calendar year of service are made by the Company in amounts based upon the Company's financial results. Company contributions to the plan during 2001 and 2000 were $2.2 million and $2.4 million, respectively. As of December 31, 2001, the fair value of the plan assets was $73.7 million.

The Company has a defined contribution pension plan and a 401(k) plan covering substantially all agents, except general agents. Contributions of 4.5 percent of defined commissions (plus 4.5 percent for commissions over the Social Security wage base) are made to the pension plan. An additional contribution of 3.0 percent of defined commissions is made to a 401(k) plan. Company contributions expensed for these plans for 2001 and 2000 were $.8 million and $.5 million, respectively. As of December 31, 2001, the fair value of the plan assets was $7.1 million.

The funds for all plans are held by the Company under deposit administration and group annuity contracts.

The Company has entered into deferred compensation agreements with certain employees, agents and general agents. These deferred amounts are payable according to the terms and conditions of said agreements. Annual costs of the agreements were $4.5 million and $3.3 million for 2001 and 2000, respectively.

The Company also provides certain health care and life insurance benefits (postretirement benefits) for retired employees and certain agents (retirees). Employees and agents with at least 10 years of plan participation may become eligible for such benefits if they reach retirement age while working for the Company.

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)


Accrued postretirement benefits as of December 31:                                      2001     (in millions)          2000

---------------------------------------------------------------------------------------------------------------------------------

Accumulated postretirement benefit obligation                                         $ 13.0                          $ 12.3
Net postretirement benefit cost                                                          1.7                             1.5
Company contributions                                                                    1.0                             1.0

---------------------------------------------------------------------------------------------------------------------------------


There are no specific plan assets for this postretirement liability as of December 31, 2001 and 2000. Claims incurred for benefits were funded by company contributions.

The assumed discount rate used in determining the accumulated postretirement benefit was 7.5 percent and the assumed health care cost trend rate was 10.0 percent graded to 5.0 percent until 2005. Compensation rates were assumed to increase 4.0 percent at each year end. The health coverage for retirees 65 and over is capped at year 2000 levels with future increases in costs being borne by the covered retirees. An increase in the health care cost trend rates by one percentage point would increase the postretirement benefit obligation by $.8 million as of December 31, 2001, and would increase the benefit cost for 2001 by $.1 million. A decrease in the health care cost trend rate by one percentage point would decrease the postretirement benefit obligation by $.7 million as of December 31, 2001, and would decrease the benefit cost for 2001 by $.1 million.


6.   Federal Income Taxes:

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the statement of operations follows:

Years ended December 31                                                                  2001     (in millions)           2000

------------------------------------------------------------------------------------------------------------------------------------

Income tax computed at statutory tax rate                                              $ 23.9                           $ 39.2
    Tax-exempt income                                                                    (0.9)                            (1.5)
    Mutual company differential earnings amount                                           0.5                              0.7
    Prior year differential earnings amount                                              (3.6)                            (3.4)
    Other                                                                                (5.5)                            (3.1)

------------------------------------------------------------------------------------------------------------------------------------

    Income tax expense                                                                 $ 14.4                           $ 31.9

------------------------------------------------------------------------------------------------------------------------------------


The components of the provision for income taxes on earnings included current tax provisions of $11.7 million and $15.5 million for the years ended December
31, 2001 and 2000, respectively, and deferred tax expense of $2.7 million and $16.4 million for the years ended December 31, 2001 and 2000, respectively.

Deferred income tax assets (liabilities) as of December 31:                              2001     (in millions)           2000

------------------------------------------------------------------------------------------------------------------------------------

Deferred policy acquisition costs                                                    $ (185.4)                        $ (180.6)
Investments                                                                              (4.2)                            (8.6)
Insurance liabilities                                                                   149.7                            134.2
Unrealized appreciation of securities                                                   (18.1)                            (2.7)
Other                                                                                    (7.4)                            10.4

------------------------------------------------------------------------------------------------------------------------------------

    Deferred income tax liabilities                                                   $ (65.4)                         $ (47.3)

------------------------------------------------------------------------------------------------------------------------------------

Federal income taxes paid were $4.9 million and $30.2 million in 2001 and 2000, respectively.

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)


7.   Reinsurance:

The Company is a party to various reinsurance contracts under which it receives premiums as a reinsurer and reimburses the ceding companies for portions of the claims incurred. At December 31, 2001 and 2000, life reinsurance assumed was approximately 80 percent of life insurance in force.

For individual life policies, the Company cedes the portion of the total risk in excess of $1.5 million. For other policies, the Company has established various limits of coverage it will retain on any one policyholder and cedes the remainder of such coverage.

Certain statistical data with respect to reinsurance follows:

Years ended December 31                                                                 2001     (in millions)           2000

-----------------------------------------------------------------------------------------------------------------------------------

Direct statutory premiums                                                          $ 1,561.0                        $ 1,456.1
Reinsurance premiums assumed                                                           675.7                            572.3
Reinsurance premiums ceded                                                            (303.5)                          (243.4)

-----------------------------------------------------------------------------------------------------------------------------------

    Net statutory premiums                                                           1,933.2                          1,785.0

-----------------------------------------------------------------------------------------------------------------------------------

    Reinsurance recoveries                                                           $ 473.2                          $ 156.9

-----------------------------------------------------------------------------------------------------------------------------------


The Company reviews all reinsurance agreements for transfer of risk and evaluates the proper accounting methods based upon the terms of the contract. If companies to which reinsurance has been ceded are unable to meet obligations under the reinsurance agreements, the Company would remain liable. Seven reinsurers account for approximately 65 percent of the Company's December 31, 2001, ceded reserves for life and accident and health insurance. These reinsurers are deemed financially strong with A.M. Best ratings between A++ and A-. The remainder of such ceded reserves is spread among numerous reinsurers.

The Company has recorded an estimated after-tax net loss of approximately $15 million related to the September 11, 2001, terrorist attack, and the net loss includes anticipated reinsurance recoveries of approximately $313 million from the Company's reinsurers under either retrocessional coverage or corporate catastrophe coverage treaties. The estimates were based upon an inventory of risk exposure under the various coverages. The Company is maintaining liquidity adequate to pay all claims. The reinsurance program provided adequate protection and consists of financially strong reinsurance companies.

8.   Surplus Notes and Lines of Credit:

On February 16, 1996, AUL issued $75 million of surplus notes, due March 30, 2026. Interest is payable semi-annually on March 30 and September 30 at a 7.75 percent annual rate. Any payment of interest on or principal of the notes may be made only with the prior approval of the Commissioner of the Indiana Department of Insurance. The surplus notes may not be redeemed at the option of AUL or any holders of the surplus notes. Interest paid during 2001 and 2000 was $5.8 million in each year.

The Company has available a $100 million credit facility. No amounts have been drawn as of December 31, 2001. The available borrowing against the line of credit is reduced by two standby Letters of Credit related to certain reinsurance business totaling $29 million as of December 31, 2001.

9.   Commitments and Contingencies:

Various lawsuits have arisen in the ordinary course of the Company's business. In each of the matters, the Company believes the ultimate resolution of such litigation will not result in any material adverse impact to operations or financial condition of the Company.

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)

10.  Acquisitions

During  2000,  AUL  acquired the stock of CNL  Financial  Corporation  of Macon,
Georgia, for approximately $21.5 million. The assets purchased include the operations of Cherokee National Life Insurance Company and CNL/Insurance America. CNL's operations are primarily related to the Group Financial Institutions market. The acquisition was accounted for as a purchase and resulted in present value of future profits of approximately $18 million. The proforma effects on the Company in 2000 are not material.

11.  Statutory Information:

AUL, State Life and CNL prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the department of insurance for their respective state of domicile. Prescribed statutory accounting practices (SAP) currently include state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners' (NAIC) publications.

A reconciliation of SAP surplus to GAAP equity at December 31 follows:

At December 31                                                               2001     (in millions)        2000

-----------------------------------------------------------------------------------------------------------------------

    SAP surplus                                                           $ 534.3                       $ 538.6
    Deferred policy acquisition costs                                       651.9                         609.3
    Adjustments to policy reserves                                         (269.7)                       (302.8)
    Asset valuation and interest maintenance reserves                        71.9                          87.3
    Unrealized gain on invested assets, net                                  38.1                           4.6
    Surplus notes                                                           (75.0)                        (75.0)
    Deferred income taxes                                                   (70.0)                        (42.7)
    Other, net                                                               53.2                          28.3

-----------------------------------------------------------------------------------------------------------------------

    GAAP equity                                                           $ 934.7                       $ 847.6

-----------------------------------------------------------------------------------------------------------------------


A reconciliation of SAP net income to GAAP net income for the years ended December 31 follows:

Years ended December 31                                                                 2001       (in millions)           2000

------------------------------------------------------------------------------------------------------------------------------------

    SAP net income (loss)                                                            $ (14.0)                            $ 49.7
    Deferred policy acquisition costs                                                   33.4                               52.4
    Adjustments to policy reserves                                                      30.8                                0.9
    Deferred income taxes                                                               (2.8)                             (16.4)
    Other, net                                                                           6.6                               (6.3)

------------------------------------------------------------------------------------------------------------------------------------

    GAAP net income                                                                   $ 54.0                             $ 80.3

------------------------------------------------------------------------------------------------------------------------------------


Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $12.9 million and $10.1 million at December 31, 2001 and 2000, respectively.

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)

Effective January 1, 2001, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance for areas where statutory accounting has been silent, and changes current statutory accounting in some areas. The adoption of the Codification guidance resulted in an increase to statutory surplus of $19.6 million in 2001.

Dividends from AUL to OneAmerica are limited by state insurance statutes and the Indiana mutual insurance holding company law, and no such distributions have been made in 2001 or 2000. Indiana insurance statutes allow the greater of 10 percent of statutory surplus or 100 percent of net income as of the most recently preceding year-end to be paid as dividends without prior approval from the state. Under the Indiana statutes, dividends would be limited to approximately $49 million in 2002.

12.  Fair Value of Financial Instruments:

The fair values for financial instruments are based on various assumptions and estimates as of a specific point in time, represent liquidation values and may vary significantly from amounts that will be realized in actual transactions. Therefore, the fair values presented in the table should not be construed as the underlying value of the Company.

The disclosure of fair value information about certain financial instruments is based primarily on quoted market prices. The fair values of short-term investments and policy loans approximate the carrying amounts reported in the balance sheets. Fair values for fixed maturity and equity securities, and surplus notes are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

The fair value of the aggregate mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

The estimated fair values of the liabilities for interest-bearing policyholder funds approximate the statement values because interest rates credited to account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year. Fair values for other insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance liabilities are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair values of certain financial instruments, along with their corresponding carrying values at December 31, 2001 and 2000, follows:


                                                                    2001                                 2000
(in millions)                                                  Carrying Amount     Fair Value      Carrying Amount     Fair Value

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Fixed maturity securities:
    Available-for-sale                                                $ 3,073.2        $ 3,073.2          $ 2,171.9     $ 2,171.9
    Held-to-maturity                                                    1,199.4          1,267.8            1,934.9       1,984.4
Equity securities                                                          22.9             22.9               25.8          25.8
Mortgage loans                                                          1,316.7          1,386.0            1,253.0       1,329.3
Policy loans                                                              153.5            153.5              149.4         149.4
Surplus notes                                                              75.0             70.5               75.0          70.6
Short-term and other invested assets                                       26.5             26.5               46.4          46.4

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

OneAmerica Financial Partners, Inc.
Notes to Financial Statements (continued)


13.  Subsequent Events

In January 2002, Pioneer Mutual Life Insurance Company (PML) of Fargo, North Dakota, joined AUMIHC as a wholly owned stock insurance company subsidiary of OneAmerica. The policyholders of PML became members of AUMIHC upon completion of the reorganization in 2002; however, their contract rights continue to be held with PML. This reorganization will add approximately $40 million (unaudited) in equity to OneAmerica.

================================================================================
No dealer, salesman or any other person is authorized by the AUL American Individual Unit Trust to give any information or to make any representation other than as contained in this Statement of Additional Information in connection with the offering described herein.


AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL American Individual Unit Trust, AUL and its variable annuities, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.



The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

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                       AUL AMERICAN INDIVIDUAL UNIT TRUST

                      Individual Variable Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282

                       STATEMENT OF ADDITIONAL INFORMATION




                               Dated: May 1, 2002



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